As filed with the Securities and Exchange Commission on February 26, 1999

                                                      Registration Nos. 33-88756
                                                                        811-8958
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549
                        -------------------------------

                                   FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     -x-
                     Pre-Effective Amendment No.  ----                ---
                       Post-Effective Amendment No.6                  -x-
                                   and/or
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 -x-
                              Amendment No. 6                         -x-
                       (Check appropriate box or boxes.)
                      -----------------------------------

                         THE JEFFERSON FUND GROUP TRUST
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  839 N. Jefferson Street
                    Milwaukee, Wisconsin                      53202
          ---------------------------------------            --------
          (Address of Principal Executive Offices)          (ZIP Code)

                       (800) 216-9786
    ---------------------------------------------------
    (Registrant's Telephone Number, including Area Code)

           Lawrence Kujawski                               Copy to:
     The Jefferson Fund Group Trust                    David T. Rusoff
        839 N. Jefferson Street                        Foley & Lardner
      Milwaukee, Wisconsin  53202              330 N. Wabash Avenue, Suite 3300
 -------------------------------------             Chicago, Illinois  60611
(Name and Address of Agent for Service)            ------------------------


Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

---   immediately upon filing pursuant to paragraph (b)
-x-   on February 28, 1999 pursuant to paragraph (b)
---   60 days after filing pursuant to paragraph (a) (1)
---   on (date) (pursuant to paragraph (a) (1)
---   75 days after filing pursuant to paragraph (a) (2)
---   on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

--- this post-effective amendment designates a new effective date for a previously filed post-effective amendment



                         THE JEFFERSON FUND GROUP TRUST

                               PROSPECTUS FOR THE
                        JEFFERSON GROWTH AND INCOME FUND
                          JEFFERSON REGIONAL BANK FUND
                                      AND
                              JEFFERSON REIT FUND

                               FEBRUARY 28, 1999

     The Jefferson Fund Group Trust (the "Trust") currently issues three series of its securities: the Jefferson Growth and Income Fund, the Jefferson Regional Bank Fund, and the Jefferson REIT Fund (each a "Fund" and together, the "Funds"). Each Fund is commonly known as a "mutual fund." This Prospectus sets forth information for potential buyers of Fund shares to consider in making their investment decision. The Funds are intended for long-term investors, not for those who may wish to redeem their shares after a short period of time.

     THE FUND SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
     SECURITIES AND EXCHANGE COMMISSION AND THE SECURITIES AND EXCHANGE COMMISSION HAS NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

RISK/RETURN SUMMARY                                                       1
FINANCIAL HIGHLIGHTS                                                      3
INVESTMENT OBJECTIVES AND STRATEGIES                                      4
ADDITIONAL RISK INFORMATION                                               8
MANAGEMENT AND ORGANIZATION OF THE FUNDS                                  9
DISTRIBUTION ARRANGEMENTS                                                10
SHAREHOLDER INFORMATION                                                  10
RETIREMENT PLANS                                                         22
HISTORICAL PERFORMANCE DATA OF PRIVATE
     ACCOUNTS MANAGED BY UNIPLAN RELATING TO REITS                       23

                              RISK/RETURN SUMMARY

           The discussion below provides a brief overview of the investment objectives, principal investment strategies and principal risk for each Fund in the Jefferson family of funds

JEFFERSON GROWTH AND INCOME FUND

          The Jefferson Growth and Income Fund (the "Growth and Income Fund") aims to produce long-term capital appreciation and current income primarily by investing in equity securities.

          Most of the time more than 50% of the Growth and Income Fund's portfolio will be invested in equity securities. Under normal circumstances, the rest of the Growth and Income Fund's portfolio will primarily be invested in non-convertible debt securities, including short-term money market instruments and U.S. Government and agency securities.

          Uniplan, Inc. ("Uniplan") is the investment adviser for the Growth and Income Fund. Before purchasing or selling a security, Uniplan examines various financial characteristics of the issuer of the security and places an emphasis on issuers with favorable credit and earnings characteristics. Under Uniplan's approach to investing, factors internal to the issuer, such as product or service development, are more important than factors outside the issuer's control, such as interest rate changes, commodity price fluctuations, general stock market trends and foreign currency exchange values.

          Risks.

          Market Risk and Interest Rate Risk. Investing in the Growth and Income Fund is not without risk. An investor may lose money on his or her investment -- the value of the Fund's shares may increase or decrease as the market goes up and down. This is known as "market risk." There is also a risk that the Fund will not achieve its investment objectives. Additionally, because the Fund may invest in non-convertible debt securities, the price of those securities, and in turn, the price of the Fund's shares, may rise and fall with changes in interest rates. This is known as "interest rate risk."

          Year 2000 Risk. In addition to the risks described above, there is the so-called Year 2000 problem. The Fund could be adversely affected if the computer systems used by the Fund's service providers or by companies in which the Fund invests do not properly process and calculate date-related information and data from and after January 1, 2000. Uniplan has taken steps to address this problem. In addition, Uniplan has obtained reasonable assurances that the Fund's major service providers are also taking steps to address this problem.

JEFFERSON REGIONAL BANK FUND

           The Jefferson Regional Bank Fund (the "Regional Bank Fund") aims primarily to produce long-term capital appreciation by investing in equity securities of regional banks and lending institutions, including commercial and industrial banks, savings and loan institutions, and bank holding companies. Current income is a secondary objective. Typically, the financial institutions in which the Regional Bank Fund invests provide full-service banking, have primarily domestic assets and are usually based outside of New York City. The financial institutions are not necessarily members of the Federal Reserve, and their deposits are not necessarily insured by the FDIC.


          Under normal circumstances the Regional Bank Fund will invest at least 65% of its assets in equity securities of regional banks and lending institutions; it may invest the remaining 35% of its assets in the equity securities of other financial services companies (including lending companies and banks in New York), in stocks of non-financial services companies and in non-convertible debt securities of various other issuers.

          Marshall Capital Management, Inc. ("Marshall Capital") is the investment adviser for the Regional Bank Fund. Marshall Capital selects securities for the Fund primarily on the basis of fundamental investment value and potential for future growth.

          Risks.

          Market Risk. Investing in the Regional Bank Fund is not without risk. An investor may lose money on his or her investment -- the value of the Fund's shares may increase or decrease as the market goes up and down. This is known as "market risk." There is also a risk that the Fund will not achieve its investment objectives.

          Concentration Risk and Interest Rate Risk. Another risk is "concentration risk." Because the Regional Bank Fund will concentrate in a single industry, its performance will be largely dependent on the industry's performance, which may differ in direction and degree from that of the overall stock market. Falling interest rates or deteriorating economic conditions can adversely affect the performance of bank stocks, while rising interest rates may cause a decline in the value of any debt securities the Regional Bank Fund holds.

          Changes in State and Federal Law Risk. In addition to the general concentration risk, another risk of this Fund arises because of recent changes in state and Federal law, which are producing significant changes in the banking and financial services industries. Deregulation has resulted in the diversification of certain financial products and services offered by banks and financial services companies, creating increased competition between them. In addition, state and Federal legislation authorizing interstate acquisitions as well as interstate branching has facilitated the increasing consolidation of the banking and thrift industries. Although regional banks involved in intrastate and interstate mergers and acquisitions may benefit from these regulatory changes, those banks which do not participate in this consolidation may find that it is increasingly difficult to compete effectively against larger banking combinations. Proposals to change the laws and regulations governing banks and companies that control banks are frequently introduced at the Federal and state levels and before various bank regulatory agencies. The likelihood of any of these changes and the impact that they might have on the Regional Bank Fund are impossible to determine.

          Year 2000 Risk. There is also the so-called Year 2000 problem. The Regional Bank Fund could be adversely affected if the computer systems used by the Fund's service providers or by companies in which the Fund invests do not properly process and calculate date-related information and data from and after January 1, 2000. Marshall Capital has taken steps to address this problem. In addition, Marshall Capital has obtained reasonable assurances that the Fund's major service providers are also taking steps to address this problem.

JEFFERSON REIT FUND

          The Jefferson REIT Fund (the "REIT Fund") aims primarily to provide high current income and secondarily to produce capital appreciation by investing in real estate equity securities, including common shares (including shares and units of beneficial interest of real estate investment trusts ("REITs")), preferred shares, rights or warrants to purchase common shares, and securities convertible into common shares where the conversion feature represents a significant element of the security's value.

          The REIT Fund will normally invest at least 65% of its total assets in the equity securities of real estate companies; it may also invest up to 35% of its assets in debt securities issued or guaranteed by real estate companies. Under these investment guidelines, a "real estate company" is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate.

          Uniplan is the investment adviser for the REIT Fund. Prior to Uniplan selecting specific investments for the REIT Fund, Uniplan generally tracks real estate supply and demand across the United States by dividing the country into eight geographic regions. Within each region, Uniplan compiles statistics on supply and demand factors including: (1) vacancy rate by property type, (2) visible supply of property based on building permits, (3) regional population and job growth, and (4) trends in rental and cap rates. Uniplan uses the results of this analysis to detect cyclical inflection points in the supply-demand equation. Using this information, Uniplan then determines which property types within each region have the most favorable characteristics in order to determine the appropriate investments for the REIT Fund.

          Risks.

           Market Risk and Interest Rate Risk. Like the other Jefferson funds, investing in the REIT Fund is not without risk. An investor may lose money on his or her investment -- the value of the Fund's shares may increase or decrease as the market goes up and down. This is known as "market risk." There is also a risk that the Fund will not achieve its investment objectives. Additionally, because the Fund may invest in debt securities, the price of those securities, and in turn, the price of the Fund's shares, may rise and fall with changes in interest rates. This is known as "interest rate risk."

          Year 2000 Risk. In addition to the risks described above, there is the so-called Year 2000 problem. The Fund could be adversely affected if the computer systems used by the Fund's service providers or by companies in which the Fund invests do not properly process and calculate date-related information and data from and after January 1, 2000. Uniplan has taken steps to address this problem. In addition, Uniplan has obtained reasonable assurances that the Fund's major service providers are also taking steps to address this problem.

          Industry Concentration Risk. Because the REIT Fund will concentrate in the real estate industry, the Fund is subject to the risks associated with direct ownership of real estate. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates. The value of securities of companies which service the real estate business sector may also be affected by such risks.

          REIT-Specific Risks. Because the REIT Fund may invest a substantial portion of its assets in REITs, the Fund has risks associated with direct investments in REITs. In this regard, REITs may be affected by changes in the value of their underlying properties and/or by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In certain cases, the organizational documents of a REIT may grant the REIT's sponsors the right to exercise control over the operations of the REIT notwithstanding their minority share ownership; a conflict of interest (for example, the desire to postpone certain taxable events) could influence such sponsors to not act in the best interests of the REIT's shareholders. Many REITs are subject in their organizational documents to various anti-takeover provisions that could have the effect of delaying or preventing a transaction or change in control of the REIT that might involve a premium price for the REIT's shares or otherwise may not be in the best interests of the REIT's shareholders. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

          Non-Diversified Fund. The REIT Fund is a "non-diversified" fund, that is, the law does not limit the proportion of the Fund's assets that may be invested in the securities of a single issuer. Less diversification means the REIT Fund may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than if the Fund were more diversified.

          Portfolio Trading. The REIT Fund may engage in portfolio trading when Uniplan considers such trading appropriate but will not use short-term trading as the primary means of achieving its investment objective. While the REIT Fund does not place limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held Under normal circumstances, the Fund does not expect its portfolio turnover rate to exceed 100%. However, higher rates of portfolio turnover and greater use of short-term trading create greater commission expenses and transaction costs.

RISK/RETURN BAR CHART AND TABLE FOR THE JEFFERSON GROWTH AND INCOME FUND

          The following bar chart illustrates some risks of investing in Class A shares of the Growth and Income Fund by showing changes in the Fund's performance from year to year and shows how the Fund's annual returns for each of the past three calendar years periods compare with those of Russell 2000 Index, a broad measure of market performance, over the same periods. The Growth and Income Fund's past performance is not necessarily an indication of how the Growth & Income Fund will perform in the future.

                    RISK/RETURN BAR CHART
                    1996          14.19%
                    1997          12.27%
                    1998          -3.12%

          During the three year period shown in the bar chart, the highest return for a quarter was 8.95% (quarter ending June 30, 1997) and the lowest return for a quarter was -13.13% (quarter ending September 30, 1998)


                                                                 Russell 2000
Average Total Returns                       Class A     Class B   Index 1<F1>
---------------------                       -------     -------   -----------
Past One Year (ending December 31, 1998)    -3.12%      -3.84%       -2.53%
Since inception (September 1, 1995)          7.64%       6.80%       11.66%



   1<F1> The Russell 2000 Index is an unmanaged index of the 2000 smallest securities in the Russell 3000 Index. Russell 3000 Index represents approximately 98% of the U.S. Equity Market by capitalization.

                          FEE AND EXPENSE INFORMATION

          THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

FEES (ALL FUNDS)

SHAREHOLDER FEES (FEES PAID DIRECTLY
FROM YOUR INVESTMENT)                        CLASS A SHARES    CLASS B SHARES
Maximum Sales Charge (Load) Imposed
  on Purchases (as a percentage of offering
  price at time of purchase)                       5.5%            None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value
  at time of purchase)                             None            5.0%


                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



                                                                                                         Total Fund
                                                            Distribution          Other Expenses         Operating Expenses
                                                            and/or Service        (before expense        (before expense
Class A Shares                          Management Fees     (12b-1) Fees1<F2>     reimbursements)2<F3>   reimbursements)3<F4>
-----------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                        .60%                .25%                 1.90%                 2.75%
Regional Bank Fund                            .60%                .25%                 1.15%                 2.00%
REIT Fund                                     .60%                .25%                 1.15%                 2.00%
-----------------------------------------------------------------------------------------------------------------------------
Class B Shares
-----------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                        .60%               1.00%                 1.77%                 3.37%
Regional Bank Fund                            .60%               1.00%                 1.15%                 2.75%
REIT Fund                                     .60%               1.00%                 1.15%                 2.75%

 1<F2> 12b-1 Fees which are less than or equal to .25% represent servicing fees, and the remaining portion represents distribution fees.
 2<F3> Other expenses for the Growth and Income Fund are based on amounts for the fiscal year ended October 31, 1998 but do not reflect contractual expense reimbursement obligations. Including contractual expense reimbursements, other expenses of both Class A and Class B shares of the Growth and Income Fund were actually .30%. Other expenses for the Regional Bank Fund and the REIT Fund are based on estimates for the fiscal year ending October 31, 1999 but do not reflect contractual expense reimbursement obligations. With such reimbursements, other expenses of both Class A and Class B shares of each of the Regional Bank Fund and the REIT Fund are expected to be .30%. While the expense reimburseent obligations are contractual in nature, they may be terminated upon termination of the contract.
 3<F4> Total expenses for the Growth and Income Fund are based on amounts for the fiscal year ended October 31, 1998 but do not reflect contractual expense reimbursement obligations. Including contractual expense reimbursements, the total fund operating expenses of Class A and Class B shares of the Growth and Income Fund were actually 1.15% and 1.78%, respectively. Total expenses for the Regional Bank Fund and the REIT Fund are based on estimates for the fiscal year ending October 31, 1999 but do not reflect expense reimbursements. With such reimbursements, the total fund operating expenses of Class A and Class B shares of each of the Regional Bank Fund and the REIT Fund are expected to be 1.15% and 1.90%, respectively In addtion, a fee of $12.00 is charged for each wire redemption and a fee of $5.00 is charged for each telephone exchange. Such charges are not reflected in the expense table. While the expense reimbursement obligations are contractual in nature, they may be terminated upon termination of the contract.


Example. This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

          The Example assumes that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. This hypothetical rate of return is not intended to be representative of past or future performance of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs for each Fund would be:


                                   CLASS A SHARES                          CLASS B SHARES
                         -----------------------------------    -------------------------------------
                        1 YEAR   3 YEARS   5 YEARS  10 YEARS    1 YEAR   3 YEARS   5 YEARS  10 YEARS
-----------------------------------------------------------------------------------------------------
Growth and Income Fund    $817     $1368     $1943     $3497      $864     $1503     $2158     $3809
Regional Bank Fund1<F5>   $742     $1143       n/a       n/a      $789     $1281       n/a       n/a
REIT Fund1<F5>            $742     $1143       n/a       n/a      $789     $1281       n/a       n/a

  1 <F5> The costs associated with the Regional Bank Fund and the REIT Fund have been estimated. Actual expenses may be different


          Because the Fund imposes a 12b-1 distribution fee on Class B shares, a Class B shareholder of a Fund may, depending on the length of time the shares are held, incur higher sales-related charges than the maximum permitted by the relevant rules of the National Association of Securities Dealers, Inc. on front-end sales charges.

                              FINANCIAL HIGHLIGHTS


  THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE JEFFERSON GROWTH AND INCOME FUND'S FINANCIAL PERFORMANCE FOR THE PERIOD THAT THE FUND HAS BEEN OPERATING. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION FOR THE YEAR ENDED OCTOBER 31, 1998 AND FOR THE YEAR ENDED OCTOBER 31, 1997 HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST. THE INFORMATION FOR PRIOR PERIODS WERE AUDITED BY COOPERS & LYBRAND, L.L.P. NO FINANCIAL HIGHLIGHTS ARE PRESENTED FOR THE JEFFERSON REIT FUND OR THE JEFFERSON REGIONAL BANK FUND AS THEY HAVE NOT YET COMMENCED INVESTMENT OPERATIONS.


                                                                                                 September 1, 1995 1<F6>
                                          Year ended          Year ended         Year ended              through
                                       October 31, 1998    October 31, 1997   October 31, 1996       October 31, 1995
                                       ----------------    ----------------- ------------------   ---------------------
                                       Class A  Class B    Class A  Class B   Class A   Class B    Class A       Class B
                                       -------  -------    -------  -------   -------   -------    -------       -------
PER SHARE DATA:
Net asset value, beginning of period  $12.26    $12.20    $10.91    $10.87    $10.04    $10.03    $10.00         $10.00
Income from investment operations:
Net investment income                   0.32      0.23      0.29      0.20      0.27      0.21      0.04           0.03
Net realized and unrealized
   gains (losses) on securities        (1.09)    (1.07)     1.40      1.39      0.87      0.83         --             --
                                       ------    ------    ------    ------    ------    ------    ------         ------
  Total from investment operations     (0.77)    (0.84)     1.69      1.59      1.14      1.04      0.04           0.03
Less distributions:
Dividends from net investment income   (0.32)    (0.25)    (0.29)    (0.21)    (0.27)    (0.20)        --             --
Distributions from net realized gains  (0.77)    (0.77)    (0.05)    (0.05)        --        --        --             --
                                       ------    ------    ------    ------    ------    ------    ------         ------
  Total distributions                  (1.09)    (1.02)    (0.34)    (0.26)    (0.27)    (0.20)        --             --
                                       ------    ------    ------    ------    ------    ------    ------         ------
Net asset value, end of period        $10.40    $10.34    $12.26    $12.20    $10.91    $10.87    $10.04         $10.03
                                       ------    ------    ------    ------    ------    ------    ------         ------
                                       ------    ------    ------    ------    ------    ------    ------         ------
TOTAL RETURN2<F7>                      (7.01%)   (7.64%)   15.56%    14.68%    11.50%    10.49%     0.40%3<F8>     0.30%3<F8>
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
  end of period                        $6,838    $1,486    $6,815    $1,330    $4,688      $412    $1,279           $133
Ratio of net expenses to average
 net assets:
  Before expense reimbursement          2.75%     3.37%     2.96%     3.71%     5.95%     6.70%    17.35%4<F9>    18.10%4<F9>
  After expense reimbursement           1.15%     1.78%     1.15%     1.90%     1.15%     1.90%     1.15%4<F9>     1.90%4<F9>
Ratio of net investment income
  to average net assets:
  Before expense reimbursement          1.11%     0.50%     1.01%     0.26%    (1.77%)   (2.52%)  (14.95%)4<F9>  (15.70%)4<F9>
  After expense reimbursement           2.71%     2.09%     2.82%     2.07%     3.03%     2.28%     1.25%4<F9>     0.50%4<F9>
Portfolio turnover rate5<F10>         136.94%   136.94%    98.37%    98.37%   131.98%   131.98%        --             --

1<F6> Commencement of operations.
2<F7> The total return calculation does not reflect the 5.5% front end sales charge for Class A or the 5.0% CDSC on Class B.
3<F8> Not annualized.
4<F9> Annualized.
5<F10>During the period ended October 31, 1995, there were no sales of securities. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                    See notes to Financial Statements

                      INVESTMENT OBJECTIVES AND STRATEGIES

JEFFERSON GROWTH AND INCOME FUND

          The investment objectives of the Growth and Income Fund are to produce long-term capital appreciation and current income principally through investing in equity securities. Most of the time the Fund will invest more than 50% of the Fund's portfolio in equity securities. Equity securities include common stocks, preferred stocks, rights or warrants to purchase common stocks and securities convertible into common stock. Under normal market conditions the Fund will invest the remaining portion of its assets in non-convertible debt securities, including short-term money market instruments and U.S. Government and agency securities. Investments in non-convertible debt securities offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases. Under unusual conditions, for temporary defensive purposes, the Fund may invest 100% of its assets in non-convertible debt securities. Any temporary defensive position, however, may cause the Fund to fail to achieve its investment objective.

          The Growth and Income Fund is a "diversified" fund, that is, the law limits the proportion of the Fund's assets that may be invested in the securities of a single issuer.

          When selecting investments, Uniplan will consider various financial characteristics of the issuer, including historical sales and net income, debt/equity and price/earnings ratios and book value. Uniplan will usually place an emphasis on issuers with favorable credit and earnings characteristics. Greater weight will be given to internal factors, such as product or service development, than to external factors, such as interest rate changes, commodity price fluctuations, general stock market trends and foreign currency exchange values.

          Non-Convertible Debt Securities. The Growth and Income Fund will generally limit its investments in non-convertible investment grade and non-investment grade debt securities to those which have been rated B or better by either Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") (or unrated but determined by Uniplan to be of comparable quality). Securities rated below BBB/Baa are not considered to be of investment grade and are called "High Yield Securities," commonly known as "junk bonds."

          For a description of other investments the Growth and Income Fund may make, see the section entitled "Additional Non-Principal Investment Strategies Used by the Funds," below.

JEFFERSON REGIONAL BANK FUND

          The Regional Bank Fund primarily seeks long-term capital appreciation; a secondary objective is income. Normally the Fund will invest at least 65% of its total assets in equity securities (including warrants) of (i) national and state-chartered banks (other than money center banks), (ii) thrifts, (iii) the holding or parent companies of such banks and thrifts, and (iv) in savings accounts of mutual thrifts. Marshall Capital selects these securities primarily on the basis of fundamental investment value and potential for future growth. Marshall Capital evaluates each depository institution which is a potential investment by the Fund.

          Marshall Capital believes that a number of factors may contribute to the potential for growth in the value of equity securities of depository institutions, including the fact that such depository institutions are (1) located in geographic regions experiencing strong economic growth and able to participate in such growth; (2) well-managed and currently providing above-average returns on assets and shareholders' equity; (3) attractive candidates for acquisition by a money center bank or another regional bank, or attractive partners for business combinations, as a result of opportunities created by the trend towards deregulation and interstate banking or in order to create larger, more efficient banking combinations; (4) expanding their business into new financial services or geographic areas that have become or may become permissible due to an easing of regulatory constraints; or (5) investing assets in technology that is intended to increase productivity.

          Marshall Capital also believes that a number of factors may contribute to increased earnings of securities of depository institutions, including the following: (1) changes in the sources of revenues of banks, such as the implementation of certain new transaction-based fees; (2) a focus on variable rate pricing of bank products, which is less sensitive than fixed pricing to cyclical interest rate changes; (3) the ability, as a result of liberalization of regulation, to offer financial products and services which may have a higher rate of return than traditional banking and financial services products; (4) the recent implementation of share repurchase programs by certain banks; or (5) a trend towards increased savings and investing as the average age of the population of the United States gets older.

          The Regional Bank Fund will normally invest the remaining 35% of its total assets in the equity and non-convertible debt securities of money center banks, other financial services companies and other issuers deemed suitable by Marshall Capital. If an unusual degree of financial unsteadiness or risk exists in the banking and related industries, the Fund may invest more than 35% and as much as 100% of its total assets in short-term debt securities, including short-term money market instruments and U.S. government and agency securities. This would prevent the fund from pursuing its usual investment objectives.

          The Regional Bank Fund is a "diversified" fund, that is, the law limits the proportion of the Fund's assets that may be invested in the securities of a single issuer.

          Non-Convertible Debt Securities. The Regional Bank Fund will generally limit its investments in non-convertible investment and non-investment grade debt securities to those which have been rated B or better by either S&P or Moody's (or unrated but determined by Marshall Capital to be of comparable quality). Securities rated below BB/Baa are not considered to be of investment grade and are called "High Yield Securities," commonly known as "junk bonds."


          For a description of other investments the Regional Bank Fund may make, see the section entitled "Additional Non-Principal Investment Strategies Used by the Funds," below.

JEFFERSON REIT FUND

          The REIT Fund's investment objective is to achieve high current income through investment in real estate equity securities, including common shares (including shares and units of beneficial interest of REITS), preferred shares, rights or warrants to purchase common shares, and securities convertible into common shares where the conversion feature represents a significant element of the security's value. Capital appreciation is a secondary objective. The Fund will normally invest at least 65% of its total assets in the equity securities of real estate companies.

          For purposes of the REIT Fund's investment policies, a "real estate company" is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or that has at least 50% of its assets in such real estate. With the exception of REITs, most real estate companies do not pay dividends at the higher end of the range for common stocks as a group. Uniplan, however, anticipates that the Fund's equity investments in real estate companies will primarily be in securities that do pay high dividends relative to the stock market as a whole.

          REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of the Fund's investments in REITs will consist of securities issued by equity REITs.

          Prior to Uniplan selecting specific investments for the REIT Fund, Uniplan generally tracks real estate supply and demand across the United States by dividing the country into eight geographic regions. Within each region, Uniplan compiles statistics on supply and demand factors including: (1) vacancy rate by property type, (2) visible supply of property based on building permits,
(3) regional population and job growth, and (4) trends in rental and cap rates. Uniplan uses the results of this analysis to detect cyclical inflection points in the supply-demand equation. Using this information, Uniplan then determines which property types within each region have the most favorable characteristics in order to determine the appropriate investments for the REIT Fund.

          The REIT Fund may invest up to 35% of the Fund's total assets in debt securities issued or guaranteed by real estate companies. When, in the judgment of Uniplan, market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objectives and policies and invest all or any portion of its assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments, without regard to whether the issuer is a real estate company.

          Non-Convertible Debt Securities. The REIT Fund will generally limit its investments in non-convertible investment and non-investment grade debt securities to those rated B or higher by either S&P or Moody's (or unrated but determined by Uniplan to be of comparable quality). Securities rated BBB/Baa or lower are not considered to be of investment grade and are called "High Yield Securities," commonly known as "junk bonds."

          For a description of other investments the REIT Fund may make, see the section entitled "Additional Non-Principal Investment Strategies Used by the Funds," below.


ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES USED BY THE FUNDS


          Convertible Securities. Each of the Funds may invest in convertible securities. The investment adviser for a Fund will select convertible securities to be purchased by that Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

          Money Market Instruments. Each of the Funds may invest in money market instruments. Those in which the Growth and Income Fund may invest include United States Treasury Bills and other short term U.S. Government Securities, commercial paper rated A-3 or better by Standard & Poor's Corporation, commercial paper master notes and repurchase agreements.
Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The investment adviser for a Fund will monitor the creditworthiness of the issuer of the commercial paper master notes purchased by that Fund.

          Repurchase Agreements. Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. None of the Funds will enter into repurchase agreements with entities other than banks or registered broker-dealers or invest over 25% of their respective net assets in repurchase agreements, except that no such limit applies when a Fund is investing for temporary defensive purposes. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, a Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to a Fund. In such event, a Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

          Lending of Securities. Each of the Funds may lend their portfolio securities to broker-dealers under contracts calling for collateral in cash, U.S. Government securities or other high quality debt securities equal to at least the market value of the securities loaned. A Fund's performance will continue to reflect changes in the value of the securities loaned and will also receive either interest, through investment of cash collateral by the Growth and Income Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail financially. A Fund will normally pay lending fees to the broker-dealer arranging the loan.

          Other Securities Transactions. Each of the Funds may purchase securities which they are eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time ("forward commitments"). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. No income accrues to the purchaser of such securities prior to delivery.

          American Depository Receipts. Each of the Funds may invest in American Depository Receipts ("ADRs") of foreign issuers. The Funds limit investments in American Depository Receipts of foreign issuers to 25% of their respective assets. Such investments may involve risks which are in addition to the usual risks inherent in investments in domestic issuers. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund's income without providing a tax credit for the Fund's stockholders. Although each of the Funds intend to invest in ADRs of foreign issuers domiciled in nations which that Fund's investment adviser consider as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments relating to issuers domiciled in those nations.

          Short Sales Against the Box. The Funds may from time to time make short sales "against the box." While a short sale is made by selling a security a Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

          Futures. The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Funds will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of a Fund's total assets.

          Options. As described below each of the Funds may purchase or sell put and call options under certain circumstances. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a stock index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

          A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call options which is sold.

          A Fund may write a call or put option only if the option is "covered." This means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if a Fund maintains collateral consisting of cash or liquid portfolio securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of a Fund. A Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

          Other Transactions. Under certain circumstances the Funds may (a) temporarily borrow money from banks for emergency or extraordinary borrowings,
(b) pledge their assets to secure borrowings, and (c) purchase securities of other investment companies.

          A more complete discussion of the circumstances in which the Funds may engage in the above activities is included in the Statement of Additional Information.


                          ADDITIONAL RISK INFORMATION

RISKS COMMON TO THE FUNDS

          High Yield Securities ("Junk Bonds"). Investments in securities rated below investment grade that are eligible for purchase by a Fund are described as "speculative" by both Moody's and S&P. A security is considered to be of "investment grade" quality if it is either (1) rated Baa or BBB or higher by Moody's or S&P or (2) not rated but determined by a Fund's investment adviser to be of comparable quality. (At the end of this Prospectus you will find a description of Moody's and S&P's ratings systems.) Investment in High Yield Securities provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but also typically entails greater price volatility and credit risk (also called principal risk) and market risk (also called income risk).

          High Yield Securities are predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers junk bonds may be more complex than for issuers of higher quality debt securities. No more than 15% of a Fund's net assets will be invested High Yield Securities.

          As with other fixed-income securities, High Yield Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. High Yield Securities rated "BB" or "Ba" or lower by Moody's or S&P or of comparable quality are considered to be speculative with respect to the issuer's capacity to pay interest and repay principal.

          High Yield Securities are generally subject to greater credit risk than higher-rated securities because the issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of High Yield Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of High Yield Securities may be diminished by adverse publicity and investor perceptions.

          Particular types of High Yield Securities may present special concerns. Some High Yield Securities in which the Funds may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Funds may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

          Short Sales Against the Box.   Short sales expose a Fund to the risk
that it will be required to purchase securities to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund.

          Options and Futures Contracts. Options and futures contracts are forms of derivatives. The use of options and futures as hedging techniques may not succeed where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and futures depend on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates and other economic factors. Where a liquid secondary market for options or futures does not exist, a Fund may not be able to close its position and, in such an event, would be unable to control its losses. The loss from investing in futures contracts is potentially unlimited.

          Fluctuation of Net Asset Value. Because the major portion of each Fund's portfolio will normally be invested in equity securities, their net asset values may be subject to greater fluctuation than a portfolio containing a substantial amount of fixed-income securities.

          Short-Term Trading. The Funds do not intend to place emphasis on short-term trading profits. The Growth and Income Fund's and the Regional Bank Fund's annual portfolio turnover rates generally are not expected to exceed 75%. As stated above, under normal circumstances, the REIT Fund does not expect its portfolio turnover rate to exceed 100%. However, the REIT Fund does not place limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held.

                    MANAGEMENT AND ORGANIZATION OF THE FUNDS

          Uniplan, Inc. is the investment adviser for the Growth and Income Fund and the REIT Fund. Marshall Capital is the investment adviser for the Regional Bank Fund. Uniplan's address is 839 N. Jefferson Street, Milwaukee, Wisconsin 53202. Marshall Capital's address is 135 S. LaSalle Street, Chicago, Illinois 60603. Uniplan and Marshall Capital supervise and manage the investment portfolio of their respective Funds. They also direct the purchase or sale of investment securities in the day-to-day management of their Funds (subject to such policies as the Trustees of each Fund may determine).

          Uniplan and Marshall Capital also provide investment advice to individual and institutional clients with substantial investment portfolios. As of December 31, 1998, Uniplan and its affiliates managed approximately $242 million in assets. Uniplan has been in existence for over 15 years. Richard P. Imperiale currently controls Uniplan and is primarily responsible for the day-to-day management of the portfolios of the Funds managed by Uniplan. He has held this responsibility since the Fund commenced operations. Mr. Imperiale also has served as the Chairman, Secretary and a Trustee of the Growth and Income Fund since it was organized.

          As of December 31, 1998, Marshall Capital managed over $15 million in assets. Marshall Capital has no prior experience in serving as an investment adviser to an investment company; however, Marshall Capital and its affiliates have selected securities for several unit investment trusts formed by Howe Barnes Investments, Inc., a registered broker-dealer. Marshall Capital has been in existence for over ten years. Marshall Capital is wholly-owned by Howe Barnes Investments, Inc. Mr. George Shelton is currently responsible for the day-to-day management of the portfolios of the Funds managed by Marshall Capital.

          Uniplan and Marshall Capital, at their own expense and without reimbursement from the Funds, furnish office space and all necessary office facilities, equipment and executive personnel for making investment decisions for the Funds each manages and maintaining their organization. Uniplan and Marshall Capital also pay the salaries and fees of all officers and Trustees of the Funds each manages (except the fees paid to disinterested directors or Trustees who are affiliated with the distributor of Fund shares).

          For their services connected to the Funds, Uniplan and Marshall Capital receive an annual fee of .60% on the first $500,000,000 of average net assets, .50% of the next $500,000,000 of average net assets and .40% of average net assets in excess of $1,000,000,000 of each Fund for which they act as
investment adviser.   In the most recent fiscal year, an aggregate fee of .60%
of average net assets was paid to Uniplan, as investment adviser for the Growth and Income Fund. All of the above fees are paid monthly.

                           DISTRIBUTION ARRANGEMENTS

          Adviser Dealer Services, Inc. (the "Distributor") is the distributor and principal underwriter for both Class A and Class B shares of each Fund. In that capacity, the Distributor pays money owed to participating brokers, pays servicing fees and pays various other promotional and sales-related expenses, including the cost of printing and mailing prospectuses to persons other than shareholders.

          Class A Servicing Fees. Each Fund pays the Distributor annual servicing fees of up to .25% of the Fund's average daily net assets attributable to Class A shares.

          Class B Distribution and Servicing Fees. Each Fund pays the Distributor annual distribution and servicing fees of up to .75% and .25%, respectively, of the Fund's average daily net assets attributable to Class B shares.

          The Distributor is permitted to spend the distribution fee applicable to Class B shares on any activities or expenses primarily intended to result in the sale of Class B shares of a Fund. Such activities and expenses include compensation and reimbursement of expenses for financial consultants, other employees of the Distributor or participating or introducing brokers who engage in distribution of Class B shares. They also include infrastructure expenses such as printing of prospectuses and reports for other than existing Class B shareholders, advertising and preparation, and printing and distribution of sales literature.

          The Distributor is permitted to spend the servicing fee, applicable to both Class A and Class B shares of the Funds, on personal services rendered to shareholders of the Funds and the maintenance of shareholder accounts. Such expenses include compensation and reimbursement of financial consultants or other employees of the Distributor or of participating or introducing brokers who aid the Funds. The Distributor may also spend such fees on interest relating to unreimbursed distribution or servicing expenses from prior years.


          The Distributor is also permitted to pay additional cash bonuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A and/or Class B shares of the Funds. The Distributor currently expects that such additional bonuses or incentives will not exceed
 .25% of the amount of any sale.

          Howe Barnes Investments, Inc., an affiliate of Marshall Capital, has agreed that in the event that the Distributor does not reimburse each of the Funds for expenses that exceed 1.15% of a Fund's average net assets for Class A shares and 1.90% of a Fund's average net assets for Class B share, it will reimburse the respective Fund in the event that expenses exceed the above amounts.
                            SHAREHOLDER INFORMATION

          Purchase of Fund Shares. You may purchase Fund shares on any day the New York Stock Exchange ("NYSE") is open for business. Each Fund offers and sells two classes of Fund shares (Class A and Class B). Adviser Dealer Services, Inc. (the "Distributor"), which is the principal underwriter of the Funds, continuously offers Fund shares for sale. The Distributor also sells Fund shares through other firms which have dealer agreements with the Distributor ("participating brokers") or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").

          The price per share (the offering price) will be the net asset value per share ("NAV") next determined after your purchase order is accepted by the Distributor, plus a sales charge. Each Fund calculates NAV by (1) taking the current market value of the Fund's total assets, (2) subtracting the liabilities of that Fund, and (3) dividing the resulting amount by the total number of shares owned by shareholders.

          All the Funds determine net asset value each business day as of the close of regular trading (typically 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for trading. The Funds will not price their shares on any national holidays or other days on which the NYSE is closed for trading.

             Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class B shares are fully invested at the net asset value next determined after acceptance of the trade.

          Except for purchases through the Auto Invest plan and tax-qualified programs described below, the minimum initial investment in each Fund is $2,500 and the minimum additional investment is $100. As discussed below, the minimum initial IRA investment is $250 and the minimum subsequent IRA investment is $100. No share certificates will be issued.

          You can purchase Fund shares either (1) through your broker or dealer which has a dealer agreement with the Distributor or (2) by mailing an Account Application with payment, as described below, to Firstar Mutual Fund Services, LLC, which is the transfer agent for the Funds (if no dealer is named in the application, the Distributor may act as dealer).

          Direct Investment. If you want to invest in a Fund directly, instead of through a participating broker, you may do so by completing the Account Application included with this Prospectus. Please send a completed application form to:

                    The Jefferson Fund Group Trust
                    c/o Firstar Mutual Fund Services, LLC
                    Mutual Fund Services, 3rd Floor
                    P.O. Box 701
                    Milwaukee, Wisconsin 53201-0701

          Do not mail letters or applications by overnight courier to the post office address. Correspondence and applications mailed by overnight courier should be sent to:

                    The Jefferson Fund Group Trust
                    c/o Firstar Mutual Fund Services, LLC
                    Mutual Fund Services, 3rd Floor
                    615 East Michigan Street
                    Milwaukee, Wisconsin 53202

          All applications must be accompanied by payment in the form of a check drawn on a U.S. bank payable to The Jefferson Fund Group Trust or by direct wire transfer. No cash will be accepted. Firstar Mutual Fund Services, LLC will charge a $20 fee against a shareholder's account for any payment check returned to the custodian. You will also be responsible for any loss suffered by a Fund as a result. Applications are subject to acceptance by a Fund, and are not binding until so accepted. The Funds reserve the right to reject applications in whole or part.

          All purchases are accepted subject to collection of checks at full value and conversion into federal funds. The purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

          Rather than mailing a check, you may initiate a wire transfer. Before establishing a new account or any additional purchases for an existing account by wire transfer, you should call Firstar Mutual Fund Services, LLC at (800) 216-9785 to provide information for the account. A properly signed share purchase application marked "follow-up" must be sent for all new accounts opened by wire transfer. Funds should be wired to:

                    Firstar Bank of Milwaukee, N.A.
                    777 East Wisconsin Avenue
                    Milwaukee, Wisconsin 53202
                    ABA #0750-00022
                    Firstar Trust MFS A/C #112-952-137
                    Credit to: The Jefferson Fund Group Trust - [Name of Fund] [Your account number and title of account, if known]

          Subsequent Purchases of Shares. You can make subsequent purchases by mailing a check with a letter describing the investment or with the additional investment portion of a confirmation statement. The minimum subsequent purchase is $100. All payments should be made payable to The Jefferson Fund Group Trust and should clearly indicate the shareholder's account number.

          Auto Invest. The Auto Invest plan provides for periodic investments into your account with a Fund by means of automatic transfers of a designated amount from your bank account. Investments may be made monthly, on the business day of your choosing, and may be in any amount subject to a minimum of $100 per month. Further information regarding the Auto Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section of the Application that accompanies this Prospectus.

          Fund Link. (Fund Link does not apply to shares held in broker "street name" accounts.) Fund Link connects your Fund account with a bank account.
Fund Link may be used for subsequent purchases and for redemption and other transactions. Purchase transactions are effected by electronic funds transfers from the shareholder's account at a U.S. bank or other financial institution that is an Automated Clearing House ("ACH") member. You may use Fund Link to make subsequent purchases of shares in amounts from $100 to $10,000.

          To initiate Fund Link purchases, call (800) 216-9785. Fund Link is normally established within 15 days of receipt of an application by Firstar Mutual Fund Services, LLC. Shares will be purchased on the regular business day Firstar Mutual Fund Services, LLC receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day. Most transfers are completed within three business days after you call to place the order.

          Fund Link privileges may be requested on the Account Application. To establish Fund Link on an existing account, complete the Supplemental Application with signatures guaranteed from all shareholders of record for the account. Such privileges apply to each shareholder of record for the account unless and until Firstar Mutual Fund Services, LLC receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Supplemental Application signed by all owners of record of the account, with all signatures guaranteed. Firstar Mutual Fund Services, LLC and a Fund may rely on any telephone instructions believed to be genuine and will not be responsible for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice.

          Changes in Registration and Account Privileges. Changes in registration or account privileges may be made in writing to Firstar Mutual Fund Services, LLC. Signature guarantees may be required.

          Correspondence. All correspondence must include your account number and must be sent to Firstar Mutual Fund Services, LLC

          TDD Service. Firstar Mutual Fund Services, LLC, the transfer agent, offers Telecommunication Device for the Deaf (TDD) services for hearing impaired shareholders. The dedicated number for this service is (800) 684-3416.

          Purchasing Class A vs. Class B Shares. The Funds offer two alternative arrangements - Class A Shares and Class B Shares. These alternatives enable you to choose the method of purchasing Fund shares that is most beneficial to you given the amount of the intended purchase, the length of time you expect to hold the shares and other considerations. You should consider whether, during the anticipated life of an intended investment in the Fund, the accumulated continuing distribution and servicing fees plus contingent deferred sales charges on Class B shares would exceed the initial sales charges plus accumulated servicing fees on Class A shares purchased at the same time, as well as the possibility that the anticipated higher yield of Class A shares due to lower ongoing charges will offset the initial sales charge paid on such shares.

             For example, investors purchasing shares of sufficient value to qualify for sales charges of 1% or less might prefer to purchase Class A Shares, which are subject to an initial sales charge, because similar reductions are not available for Class B Shares, which have a contingent deferred sales charge. Moreover, all Class A Shares, while subject to a servicing fee, are not subject to a distribution fee and, accordingly, are expected to pay correspondingly higher dividends on a per share basis. Investors whose purchase will not qualify for reduced initial sales charges may nonetheless wish to consider Class A shares if they expect to hold their shares for an extended period of time, because, depending on the number of years the investor holds the investment, the accumulated continuing distribution and servicing fees on Class B shares would eventually exceed the initial sales charge plus the continuing servicing fee on Class A shares during the life of such an investment. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially in Fund shares.

          Some investors might determine that it would be more advantageous to utilize the deferred sales charge alternative to have all purchase payments invested initially, although remaining subject to continuing distribution and servicing fees and being subject to contingent deferred sales charges.


CLASS A SHARES - INITIAL SALES CHARGE ALTERNATIVE

          Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge, as set forth below.

                                                Sales        Discount or
                                 Sales          Charge       Commission
                                Charge           as %        to Dealers
                                 as %           of the         as % of
                                of Net          Public         Public
                                Amount         Offering       Offering
Amount of Purchase             Invested         Price           Price
-------------------------------------------------------------------------
$0-$9,999                         5.82%          5.50%          4.75%
$10,000-$24,999                   4.71%          4.50%          3.75%
$25,000-$49,999                   3.63%          3.50%          3.00%
$50,000-$99,999                   2.56%          2.50%          2.00%
$100,000-$499,999                 1.52%          1.50%          1.00%
$500,000-$999,999                 1.01%          1.00%          0.75%
$1,000,000 +                         0%1<F11>      0%1<F11>     0.25%1<F11>

1<F11> The Distributor will pay a 0.25% commission to dealers who sell amounts of $1,000,000 or more of a Fund's Class A shares, which commission may be paid in installments over the couse of the year following the purchase, and the Distributor may pay additional commissions, not exceeding 0.25% per year, to dealers, if the shares remain outstanding. The Ditributor will not pay any commission upon the sale of Class A shares to any of the purchasers described below under "Sales at Net Asset Value."

          A Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor receives the sales charge shown above less any applicable discount or commission "reallowed" to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for the Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor may pay selected participating dealers an additional 0.25% of the public offering price to each participating dealer which obtains purchase orders in amounts exceeding thresholds established by the Distributor.

          Shares issued under the automatic reinvestment program are issued at net asset value and are not subject to any sales charges.

          Reduced Sales Charges for Class A Shares. There are several ways that an investor can reduce the initial sales change. Each of these methods are described below. The programs described below may be modified or terminated at any time.

           Combined Purchase Privilege. Investors may qualify for a reduced sales charge by combining purchases of the Class A shares of a Fund into a "single purchase," if the resulting purchase totals at least $50,000. The term "single purchase" refers to: (i) a single purchase by an individual, or concurrent purchases by an individual, his spouse and their children under the age of 21 years for his, her or their own account; (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. For further information, consult the Statement of Additional Information or call (800) 216-9785 or your broker.

          Cumulative Quantity Discount (Right of Accumulation). A purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount by adding:

                     (i) the investor's current purchase;

                    (ii) the value (at the close of business on the
                         day of the current purchase) of all Class A shares of a Fund held by the investor;
                         and

                    (iii)     the value of all shares described in paragraph
                         (ii) owned by another shareholder eligible to be combined with the investor's purchase into a "single purchase" as defined above under "Combined Purchase Privilege."

          For example, if you owned Class A shares of a Fund worth $25,000 and wished to purchase Class A shares of that Fund worth an additional $30,000, the sales charge for the $30,000 purchase would be at the 2.50% rate applicable to a single $55,000 purchase of shares of the Fund, rather than the 3.50% rate.

          An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount. When properly notified, the investor will receive the lowest applicable sales charge.

               Letter of Intent. You may also obtain a reduced sales charge by using a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of a Fund. Each purchase of shares under a Letter of Intent will be made at prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter. At your option, a Letter of Intent may include purchases of Class A shares of a Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter will not be adjusted.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Fund under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of a Fund, you and your spouse each purchase Class A shares of the Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of the Fund to qualify for the 1.50% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in the Fund).

          A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of the Fund, you should complete the appropriate portion of the Account Application included with this Prospectus. If you are a current Class A shareholder wanting to do so you can obtain a form of Letter of Intent by calling (800) 216-9785 or any broker participating in this program.

               Sales at Net Asset Value. The Funds may sell their Class A shares at net asset value without a sales charge: (1) to any Trustee or officer of a Fund; (2) to any director or officer, or to any full-time employee or sales representative (who has acted as such for at least 90 days), of Uniplan or Marshall Capital (or any affiliate thereof) or any sub-adviser hired by Uniplan, Marshall Capital or the Distributor; (3) to registered representatives and employees of broker/dealers with whom the Distributor has sales agreements;
(4) to any qualified retirement plan for persons described above; (5) to any officer, director or employee of a corporate affiliate of Uniplan, Marshall Capital or the Distributor; (6) to any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) to employee benefit plans for employees of Uniplan, Marshall Capital or the Distributor and/or their corporate affiliates; (8) to any employee or agent who retires from Uniplan, Marshall Capital or the Distributor and/or a corporate affiliate of Uniplan, Marshall Capital or the Distributor; (9) to any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the investment, the plan, fund or foundation has assets of $5,000,000 or more or at least 100 participants; (10) to any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; or (11) any unallocated accounts held by any third party administrators, registered investment advisers, trust companies and bank trust departments which exercise discretionary authority and hold the accounts in fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts equal or exceed $1,000,000; provided that sales to persons listed in
(1) through (11) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to a Fund. As described above, the Distributor will not pay any initial commission to dealers upon the sale of Class A shares to the purchasers described in this paragraph.


CLASS B SHARES - DEFERRED SALES CHARGE ALTERNATIVE

          Class B shares are sold at their current net asset value without any initial sales charge. A contingent deferred sales charge ("CDSC") is imposed on Class B shares if an investor redeems an amount which causes the current value of the investor's account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. All of an investor's purchase payments are invested in shares of a Fund.

          Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which a purchase payment for which an amount is being redeemed and the date such purchase payment was made. Purchases are subject to the CDSC according to the following schedule:

                        Percentage
        Year Since      Contingent
     Purchase Payment    Deferred
         Was Made      Sales Charge
-----------------------------------
          First             5
          Second            4
          Third             4
          Fourth            3
          Fifth             3
          Sixth             2
         Seventh            1
   Eighth and Following     0

          In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment (from which a redemption or exchange has not already been effected).

          In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder's account with the Fund are aggregated, and the current value of all such shares is aggregated. Any sales charges imposed on redemptions are paid to the Distributor.

          Except as described below, for sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time the shareholder purchases Class B shares, of up to 1% (representing .75% distribution fees and .25% servicing fees) of the purchase amount. For sales of Class B shares made to participants making periodic purchases of not less than $100 through certain employers' non-qualified savings plans which are clients of a broker or dealer with which the Distributor has an agreement with respect to such plans, no payments are made at the time of purchase.

          For more information about the CDSC, call (800) 216-9785.

          Participating Brokers. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above.
Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of Fund shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. This Prospectus should be read in connection with such firms' material regarding their fees and services.


REDEMPTIONS

          You may redeem Fund shares through a participating broker, by telephone, by submitting a written redemption request directly to Firstar Mutual Fund Services, LLC (for non-broker accounts) or through Fund Link.

          You may be charged a CDSC if you redeem Class B shares. Your shares will be redeemed at their net asset value, minus any applicable CDSC. You will not be charged by the Distributor for a redemption (other than applicable CDSC). You should be aware, however, that a participating broker who processes a redemption for an investor may charge customary commissions for its services. Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a regular business day and accepted by Firstar Mutual Fund Services, LLC prior to the close of the Distributor's business day will be confirmed at the net asset value effective as of the closing of the Exchange on that day, less any applicable CDSC.

          Direct Redemption. A shareholder's original Account Application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original Account Application, or may request additional redemption options, only by transmitting a written direction to Firstar Mutual Fund Services, LLC. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

          Redemption proceeds will, absent unusual circimstances, be mailed to the redeeming shareholder within seven days or, in the case of wire transfer redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the third business day. In cases where shares have recently been purchased by personal check, redemption proceeds will be mailed upon the clearance of the personal check (which may take up to 15 days from the purchase date. To avoid such delay, investors should purchase shares by certified or bank check or by wire transfer.

          Written Requests. (Does not apply to shares held in broker "street name" accounts.) To redeem Fund shares in writing a shareholder must send the following items Firstar Mutual Fund Services, LLC: (1) a written request for redemption signed by all registered owners exactly as the account is registered on Firstar Mutual Fund Services, LLC's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of Fund shares to be redeemed; (2) for certain redemptions described below, a guarantee of all signatures on the written request; and (3) any additional documents which may be required by Firstar Mutual Fund Services, LLC for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record for the account, to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact Firstar Mutual Fund Services, LLC in writing or by calling (800) 216-9785 before submitting a request. Requests for redemption by telegram and requests which are subject to any special conditions or which specify an effective date other than as provided herein cannot be honored. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by Firstar Mutual Fund Services, LLC.

          Shareholders who have an IRA must indicate on their redemption requests whether or not to withhold federal income tax. Unless otherwise indicated, these redemptions, as well as redemptions of other investment plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

          If the proceeds of the redemption (i) exceed $50,000, (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address of the account on Firstar Mutual Fund Services, LLC's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.


CONDUCTING BUSINESS BY TELEPHONE. (DOES NOT APPLY TO SHARES HELD IN BROKER "STREET NAME" ACCOUNTS.)

          The Funds accept telephone requests for redemption of shares for amounts from $1,000 up to $50,000 within any 7 calendar day period, except for investors who have specifically declined telephone redemption privileges on the Account Application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guarantee. Telephone redemptions will not be accepted during the 30-day period following any change in an account's record address.

          The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if they fail to employ such procedures. The Funds will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. By completing an Account Application, an investor agrees that the Funds, the Distributor and Firstar Mutual Fund Services, LLC shall not be liable for any loss incurred by the investor by reason of a Fund accepting unauthorized telephone instructions for his account if a Fund reasonably believes the instructions to be genuine. Thus, you risk possible losses in the event of a telephone instruction not authorized by you. The Funds may accept telephone instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service.

          A shareholder making a telephone redemption should call Firstar Mutual Fund Services, LLC at (800) 216-9785 and state (i) the name of the shareholder as it appears on Firstar Mutual Fund Services, LLC's records, (ii) his or her account number with the Fund, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Fund business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) that day. If the redemption request is received after the closing of the New York Stock Exchange, the redemption is effected on the following Fund business day at that day's net asset value and the proceeds are usually sent to the investor on the second following Fund business day. The Funds reserve the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Written Requests" above. Telephone communications may be recorded by the Distributor or Firstar Mutual Fund Services, LLC.

          Fund Link Redemptions. (Does not apply to shares held in broker "street name" accounts.) If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 15 days of receipt of the Application by Firstar Mutual Fund Services, LLC. To use Fund Link for redemptions, call Firstar Mutual Fund Services, LLC at (800) 216-9785. Requests received by Firstar Mutual Fund Services, LLC prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the New York Stock Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Changes in bank account information must be made by completing a new Supplemental Application, signed by all owners of record of the account, with all signatures guaranteed. The Fund may terminate the Fund Link program at any time without notice to shareholders.

          Expedited Wire Transfer Redemptions. (Does not apply to shares held in broker "street name" accounts.) If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by the Fund prior to the close of the New York Stock Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC) and normally the proceeds being sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Fund for up to 7 days if Firstar Mutual Fund Services, LLC deems it appropriate under then current market conditions. Once authorization is on file, the Fund will honor requests by any person identifying himself as the owner of an account or the owner's broker by telephone at (800) 216-9785 or by written instructions. The Fund cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. Firstar Mutual Fund Services, LLC currently charges a $12.00 fee for each payment of redemption proceeds made by wire, which will be deducted from the shareholder's account. The shareholder is responsible for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $1,000. The Fund reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e. paid for) for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to Firstar Mutual Fund Services.

          Systematic Withdrawal Plan. An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open a Systematic Withdrawal Plan and have a designated sum of money (not less than $100) paid monthly to the investor or another person. Such a plan may be established by completing the appropriate section of the Supplemental Application. If a Systematic Withdrawal Plan is set up after the account is established providing for payment to a person other than the shareholder of record or to an address other than the address of record, a signature guarantee is required. Shares of either class of the Funds are deposited in a plan account and all distributions are reinvested in additional shares of that class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. The CDSC applicable to Class B shares is waived for certain redemptions under a plan.

          Redemptions are ordinarily made on the business day preceding the day of payment at that day's closing net asset value and checks are mailed on the day after the day of payment selected by the shareholder in the Supplemental Application. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with Systematic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of a Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class B shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for the Funds while a Systematic Withdrawal Plan is in effect is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and a Systematic Withdrawal Plan at the same time. The cost of administering the Systematic Withdrawal Plans for the benefit of those shareholders participating in them is borne by a Fund as an expense of all shareholders. The Funds or the Distributor may terminate or change the terms of the Systematic Withdrawal Plan at any time.

          Because the Systematic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Funds and the Distributor make no recommendations or representations in this regard.

EXCHANGE PRIVILEGE

          A shareholder may, without charge, exchange Class A and Class B shares of any Fund for shares of any other Fund within the same class on the basis of their respective net asset values. In addition, a shareholder of a Fund may, without charge, exchange at net asset value any or all of an investment in one Fund for shares of the Firstar Money Market Fund (the "Money Market Fund").
This Exchange Privilege is a convenient way for shareholders to buy shares in another Fund or a money market fund in order to respond to changes in their goals or market conditions. Before exchanging into the Money Market Fund, read its prospectus. To obtain the Money Market Fund prospectus and the necessary exchange authorization forms, call Firstar Mutual Fund Services, LLC at (800) 216-9785. There is no charge for exchange transactions which are requested by mail. Firstar Mutual Fund Services, LLC may charge a $5.00 fee for each telephone exchange which will be deducted from the investor's account from which the funds are being withdrawn prior to effecting the exchange. Use of the Exchange Privilege is subject to the minimum purchase and redemption amounts set forth in this Prospectus and in the Prospectus for the Money Market Fund.

          This Exchange Privilege also permits shareholders of a Fund to make regular investments in an existing account with that Fund by redeeming shares from their Money Market Fund account. There is no charge for this service, but sales charges or CDSC may apply. These transactions must meet the minimum purchase amounts described herein for automatic investments.

          For purposes of the Exchange Privilege, exchanges into and out of the Money Market Fund will be treated as the same Class of shares owned of applicable Jefferson Fund. For example, if an investor who owned Class A shares of the Growth and Income Fund moved an investment from the Fund to the Money Market Fund and then decided at a later date to move the investment back to the Fund, he or she would be deemed, once again, to own Class A shares of the Fund and may do so without the imposition of any additional sales charges, so long as the investment has been continuously invested in shares of the Money Market Fund during the period between withdrawal and re-investment. In addition, if an investor owned Class B shares of the Growth and Income Fund and exchanged those shares into the Money Market Fund, the CDSC would not be paid at the time of the exchange. Instead, the shares of the Money Market Fund would be deemed "Class B shares" for the purpose of determining the applicable holding period for payment of the CDSC, and for purposes of assessing the CDSC payable upon the sale of the exchanged shares, the holding period of the shares exchanged into the Money Market Fund will be added to the holding period of the original Class B shares. With respect to Class B shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, shares subject to the lowest CDSC will be the first to be exchanged. In this regard, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earlier investment made in the Fund. Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

          All accounts opened as a result of using the exchange privilege must be registered in the same name and taxpayer identification number as a shareholder's existing account with a Fund. Remember that each exchange represents the sale of shares of one fund and the purchase of shares of another. Therefore, shareholders may realize a taxable gain or loss on the transaction. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. The Distributor is entitled to receive a fee from the Money Market Fund for certain support services at the annual rate of .02 of 1% of the average daily net asset value of the shares for which it is the holder or dealer of record. Because excessive trading can hurt a Fund's performance and shareholders, a Fund reserves the right to temporarily or permanently limit the number of exchanges or to otherwise prohibit or restrict shareholders from using the exchange privilege at any time, without notice to shareholders. In particular, a pattern of exchanges with a "market timing" strategy may be disruptive to a Fund and may thus be restricted or refused. Each of the Funds also believe that excessive use of the exchange privilege is more than five exchanges per calendar year.
The restriction or termination of the exchange privilege does not affect the rights of shareholders to redeem shares.

          The Money Market Fund is managed by Firstar Investment Research and Management Company, an affiliate of Firstar Mutual Fund Services, LLC. The Firstar Funds, including the Money Market Fund, are unrelated to the Jefferson Fund Group Trust.

DIVIDENDS

          Class A vs. Class B Dividends. Dividends paid in cash by each Fund with respect to its Class A and Class B shares are calculated in the same manner and at the same time and will be in the same amount relative to the aggregate net asset value of the shares in each class, except that dividends on Class B shares are expected to be lower than dividends on Class A shares as a result of the distribution fee applicable to Class B shares.

          Dividend Reinvestment. Fund shareholders may elect to have some or all income dividends and capital gains distributions reinvested or paid in cash. Shareholders having dividends and/or capital gains distributions paid in cash may choose to have such amounts automatically deposited to their checking or savings accounts. If a Fund shareholder does not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares calculated to the nearest 1,000th of a share. Shares are purchased at the net asset value in effect on the business day after the dividend record date and are credited to the shareholder's account on the dividend payment date. Shareholders will be advised of the number of Fund shares purchased and the price following each reinvestment. An election to reinvest or receive dividends and distributions in cash will apply to all shares registered in the same name, including those previously purchased.

          A shareholder may change an election at any time by notifying a Fund in writing. If such a notice is received between a dividend declaration date and payment date, it will become effective on the day following the payment date. A Fund may modify or terminate its dividend reinvestment program at any time on thirty days' written notice to participants.

TAX CONSEQUENCES

          The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The following does not present a detailed explanation of the tax treatment of the Fund, or of the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE STATEMENT OF ADDITIONAL INFORMATION. YOU SHOULD CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

          Tax Status of the Funds. The Funds are treated as entities separate from each other and from the Trust for tax purposes. Each Fund intends to qualify for the special tax treatment given to regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

          Tax Status of Distributions. The Funds will distribute to their shareholders substantially all of their income. Currently, each Fund declares and pays dividends quarterly and distributes capital gains annually. THE INCOME DIVIDENDS YOU RECEIVE FROM A FUND WILL BE TAXED AS ORDINARY INCOME WHETHER YOU RECEIVE THE DIVIDENDS IN CASH OR IN ADDITIONAL SHARES. Shareholders will be notified annually as to the federal tax status of dividends and distributions. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by a Fund from U.S. corporations.

          Capital gains distributions will result from gains on the sale or exchange of capital assets held for more than one year, and will be taxed at different rates depending on how long a Fund held the assets. Distributions paid in one year by a Fund but declared by the Fund in the previous year may be taxable to you in the previous year.

          Tax Status of Share Transactions. Each sale, exchange or redemption of Fund shares is a taxable event to you. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions, if you invest in the fund through tax-qualified retirement plan.

          State Tax Considerations. The Funds are not liable for any income or franchise tax in Delaware as long as they qualify as regulated investment companies for Federal income tax purposes. Distributions by a Fund may be subject to state and local taxation. You should verify your tax eligibility with your tax advisor.

          Unique Tax Considerations for the REIT Fund. The REIT Fund may invest in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under existing Treasury regulations, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. Uniplan does not intend to invest Fund assets in REITs that mostly hold residual interests in REMICs.


                                RETIREMENT PLANS

          The Funds offer the following retirement plans that may be funded with purchases of Fund shares and may allow investors to shelter some of their income from taxes:

          Individual Retirement Account ("IRA"). Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may establish their own tax-sheltered IRA. The Funds offer the Traditional IRA, the Roth IRA and the Education IRA. There is currently no charge for establishing an account, although there is an annual maintenance fee of $12.50. The minimum initial IRA investment is $250 and the minimum subsequent IRA investment is $100.

          Simplified Employee Pension Plan ("SEP/IRA"). The Funds also offer a prototype SEP/IRA for employers, including self-employed individuals, who wish to purchase shares with tax-deductible contributions. Under this plan, employer contributions are made directly to the IRA accounts of eligible participants.

          Defined Contribution Retirement Plan (Keogh or Corporate Profit-Sharing and Money-Purchase Plans). A prototype defined contribution retirement plan is available for employers, including self-employed individuals, who wish to purchase Fund shares with tax-deductible contributions.

          Cash or Deferred 401(k) Plan. A prototype cash or deferred 401(k) plan is available for employers who wish to allow employees to elect to reduce their compensation and have such amounts contributed to the plan.

          A description of applicable service fees and certain limitations on contributions and withdrawals, as well as application forms, are available from the Funds upon request. The IRA documents contain a disclosure statement which the Internal Revenue Service requires to be furnished to individuals who are considering adopting an IRA. Because a retirement program involves commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan will result in adverse tax consequences. The amounts eligible for investment in retirement plans may change at any time due to changes in the Internal Revenue Code or any regulation promulgated thereunder.

    HISTORICAL PERFORMANCE DATA OF PRIVATE ACCOUNTS MANAGED BY UNIPLAN
                              RELATING TO REITS

         Below is historical performance data relating to Uniplan, in order to show Uniplan's past performance in managing private accounts similar to the REIT Fund. Richard Imperiale, the officer of Uniplan responsible for managing the private accounts described below is the officer responsible for managing the investment portfolio of the REIT Fund. The data below is a composite of private accounts managed by Uniplan. While the data does not reflect all of the assets under management and may not accurately reflect the performance of all private accounts managed by Uniplan, the data does reflect all of Uniplan's assets under management with investment objectives similar to the REIT Fund. The private accounts to which the data below relates had the same investment objectives as the Fund and were managed using substantially similar, though not necessarily identical, investment strategies and techniques as those contemplated for use by the REIT Fund. The private accounts described below were not subject to the Investment Company Act of 1940. If they had been subject to the Investment Company Act, the performance of the accounts might have been adversely affected. All performance data is historical and investors should not consider this performance data as an indication of future performance of the REIT Fund or the results an individual investor might achieve by investing in the REIT Fund.

          All returns quoted are time-weighted total rates of return and include the reinvestment of dividends and interest. Performance results are presented net of all transaction costs, commissions and management and custodial fees charged by Uniplan. The performance information does not reflect sales charges on the RET Fund's shares. The annual management fees and other expenses of each of Uniplan's accounts to which the data below relate averaged 1.05%, whereas the total operating expenses of the Class A shares and Class B shares of the REIT Fund are expected to be 1.15% and 1.90%, respectively. Because the expenses of the REIT Fund are expected to be higher than the expenses of Uniplan's private accounts, the actual performance of the private accounts would have been lower under the REIT Fund's fee structure. All information presented is based on data supplied by Uniplan or from statistical services, reports or other sources believed by Uniplan to be reliable, in accordance with standards established by the Association for Investment Management and Research. Investors should also be aware that other performance calculation methods may produce different results, and that comparison of investment results should consider qualitative circumstances and should be made only for portfolios with generally similar investment objectives.

                             ANNUAL RATES OF RETURN

                                             NAREIT EQUITY INDEX(2)<F13>
               COMPOSITE OF UNIPLAN             (FOR THE PERIOD ENDING
YEAR       REIT PRIVATE ACCOUNTS(1)<F12>             DECEMBER 31)
-------------------------------------------------------------------------
1989                  12.75%                              8.84%
1990                  -9.88%                            -15.35%
1991                  38.71%                             35.70%
1992                  15.48%                             14.59%
1993                  31.13%                             19.65%
1994                   3.83%                              3.17%
1995                  15.58%                             15.27%
1996                  37.44%                             35.27%
1997                  23.25%                             20.26%
1998                 -10.60%                            -17.51%
                   ---------                          ---------
(1)<F12>The calculation of the rates of return was perfromed inaccordance with the Performance Presentation Standards endorsed by the Association for Investment Management and Rtesearch (``AIMR''). Other performance calcualation methods, including the SEC method, may produce different results. The AIMR performance persentation criteris requrie the presentation of at least a ten year performance recrod or performance for the period since inception, if shorter.
(2)<F13>NAREIT is a registered trademark of The National Association of Real Estate Investment Trusts. The NAREIT Equity Index is a capitalization weighted index of all tax-qualified REITs listed on the New York Stock, American Stoack Exchange and the NASDAQ National Market System which have at least 75 % of their gross invested book assets invest directly or indirectly in the equity ownership or real estate.



   COMPOUNDED ANNUAL RATES OF RETURN FOR THE PERIOD ENDING DECEMBER 31, 1998

             COMPOSITE OF UNIPLAN REIT              NAREIT EQUITY
YEARS            PRIVATE ACCOUNTS                       INDEX
------------------------------------------------------------------
One Year             -10.60%                           -17.51%
Three Years           14.84%                            10.30%
Five Years            12.69%                             9.80%
Seven Years           15.56%                            11.88%
Inception             14.71%                            10.81%


                       DESCRIPTION OF SECURITIES RATINGS

          Standard & Poor's Debt Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

          The debt rating is not a recommendation to purchase, sell or hold a security, in as much as it does not comment as to market price or suitability for a particular investor.

          The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

          The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

BBB. Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B. Debt rated BB and B are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Bond Ratings.

  Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa. Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


(JEFFERSON FUNDS LOGO)

PURCHASE APPLICATION

Send completed application to: The Jefferson Fund Group Trust, c/o Mutual Fund Services
Mail address: P.O. Box 701, Milwaukee, WI 53201-0701
Overnight courier address: 615 East Michigan St., Milwaukee, WI 53202

1. INVESTMENT CHOICES
   Please indicate the amount you wish to invest $------------ ($100.00 minimum per fund)

                                                                  DISTRIBUTION OPTIONS
                                                                   CAPITAL GAINS                             DIVIDENDS REINVESTED &
                          INITIAL INVESTMENT   CAPITAL GAINS &      REINVESTED &         CAPITAL GAINS AND        CAPITAL GAINS
                               AMOUNT        DIVIDENDS REINVESTED DIVIDENDS IN CASH*<F30> DIVIDENDS IN CASH*<F30>  PAID TO CASH
                                             --------------------------------------------------------------------------------------
[ ] JEFFERSON GROWTH      --------------           [ ]                 [ ]                       [ ]                   [ ]
        AND INCOME FUND
        CLASS A

[ ] JEFFERSON GROWTH      --------------           [ ]                 [ ]                       [ ]                   [ ]
        AND INCOME FUND
        CLASS B

[ ] JEFFERSON REIT FUND   --------------           [ ]                 [ ]                       [ ]                   [ ]
        CLASS A

[ ] JEFFERSON REIT FUND   --------------           [ ]                 [ ]                       [ ]                   [ ]
        CLASS B

[ ] JEFFERSON REGIONAL    --------------           [ ]                 [ ]                       [ ]                   [ ]
        BANK FUND
        CLASS A

[ ] JEFFERSON REGIONAL   --------------            [ ]                 [ ]                       [ ]                   [ ]
        BANK FUND
        CLASS B

[ ] FIRSTAR MONEY MARKET  --------------           [ ]                 [ ]                       [ ]                   [ ]
        CLASS A

[ ] FIRSTAR MONEY MARKET  --------------           [ ]                 [ ]                       [ ]                   [ ]
        CLASS B

                                              *<F30> Unless otherwise indicated, cash distributions will be mailed to the address in Section C.

2. INVESTOR NAME

[ ] Individual:

------------------------------------------------------------------------------
Name                                                  Birth date

-------------------------   ------------------------   -----------------------
Social Security No.         Citizen of [ ] U.S.        [ ] Other

[ ] Joint owner:

------------------------------------------------------------------------------
Name                                                  Birth date

-------------------------   ------------------------   -----------------------
Social Security No.         Citizen of [ ] U.S.        [ ] Other

[ ] Gift to minor:

------------------------------------------------------------------------------
Name of Custodian

------------------------------------------------------------------------------
Minor's Name                                          Birth date

-------------------------   ------------------------   -----------------------
Social Security No.         Citizen of [ ] U.S.        [ ] Other

[ ] Corporation, partnership, or other entity (A corporate resolution is required).

------------------------------------------------------------------------------
Name of entity

------------------------------------------------------------------------------
Taxpayer Identification Number


3. MAILING ADDRESS.


------------------------------------------------------------------------------
Street, Apt.                                    City/State/Zip

(       )
------------------------------------------------------------------------------
Daytime phone

SEND DUPLICATE STATEMENT TO:

(       )
------------------------------------------------------------------------------
Daytime phone

------------------------------------------------------------------------------
Street, Apt.                                    City/State/Zip

4. INVESTMENT, PAYMENT FOR INITIAL PURCHASE AND DISTRIBUTION. The minimum initial investment is $2,500 for shares of Jefferson Growth and Income Fund. Minimum additions to the Fund are $100.

My initial investment is $------------------.

My investment is being sent

[ ] by check.  (Payable to Jefferson Growth and Income Fund).

[ ] by wire. (The establishment of a new account by wire transfer should be preceded by a telephone call to Firstar Trust Company at 1-800-216-9785 to provide information for the setting up of the account. Please see the prospectus for complete Federal wire instructions. A completed share purchase application must also be sent to The Jefferson Fund Group Trust at the above address immediately following the investment.)

I am selecting the following Class of Shares:
[ ] Class A Shares (Initial sales charge).
[ ] Class B Shares (Contingent deferred sales charge).

I am choosing the following Distribution Option (If no dividend option is checked, dividends and capital gains will be reinvested):
[ ] Capital gains and dividends reinvested
[ ] Capital gains reinvested and dividends in cash*<F1>
[ ] Capital gains in cash*<F1> and dividends reinvested
[ ] Capital gains and dividends in cash*<F1>

*<F1>If you would like your cash payments automatically deposited to your checking or savings account, please check this box [ ]. Also check "Fund Link Redemption" box and provide appropriate bank information in item 5 (Telephone Options) on the reverse side of this form.

5. LETTER OF INTENT. (This option available for Class A shares only). I agree to the Letter of Intent conditions stated in the current prospectus. I intend to invest within a 13-month period beginning on ------------------ (initial purchase date) in shares of the Fund purchased with this application, an aggregate amount which, together with the value of shares of the Fund owned by me on the initial purchase date, will be at least equal to:
 [ ] $50,000   [ ] $100,000   [ ] $500,000   [ ] $1,000,000   [ ] $3,000,000
(If no date is specified, the initial purchase date will be the date of this purchase).

6.TELEPHONE OPTIONS. You will automatically have certain telephone exchange and redemption privileges described below for yourself and your dealer representative, unless you decline such privileges below.
[ ] Telephone Redemption. The proceeds will be mailed to the address of record or deposited to your bank account. $1,000 minimum/$50,000 maximum telephone redemption. (Complete bank account information below).
[ ] Fund Link Redemption*<F2>. Permits the liquidation of my shares with proceeds electronically sent to your bank account. (Complete bank account information below).
[ ] Fund Link Purchase*<F2>. Permits the purchase of shares using your bank account to clear the transaction. (Complete bank account information below).
[ ] I do not wish to allow telephone transactions on my accounts.


------------------------------------------------------------------------------
Name of bank account

------------------------------------------------------------------------------
Bank name                                        Account number

------------------------------------------------------------------------------
Bank address                                    City/State/Zip
*<F2>For Fund Link options, your signed application must be received at least 15 business days prior to initial transaction. To assure proper crediting/debiting of your bank account, please attach a voided check or deposit slip.


7. AUTOMATIC INVESTMENT PLAN. Please start my Automatic Investment Plan as described in the Prospectus beginning (month) ---------------- (year) ------- . I hereby instruct Firstar Trust Company, Transfer Agent for The Jefferson Fund Group Trust, to automatically transfer $------------- (minimum $100) directly from my checking, NOW, or savings account named below on the -------- day of each month or the first business day thereafter. I understand that I will be assessed a $20 fee if the automatic purchase cannot be made due to insufficient funds, stop payment, or for any other reason.


------------------------------------------------------------------------------
Name(s) on bank account

------------------------------------------------------------------------------
Bank name                                        Account number

------------------------------------------------------------------------------
Bank address                                    City/State/Zip

------------------------------------------------------------------------------
Signature of bank account owner                 Signature of joint owner

Your signed application must be received at least 15 business days prior to initial transaction/ An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your application.


8. SIGNATURES AND CERTIFICATION. I am (we are) of legal age, have received and read the Prospectus, and agree to the terms therein. I (we) certify that (1) the Social Security or Taxpayer Identification Number provided above is correct and (2) that the IRS has never notified me (us) that I am (we are) subject to 31% backup withholding.

UNDER THE PENALTY OF PERUJURY, I CERTIFY THAT (1) THE SOCIAL SECURITY NUMBER
OR TAXPAYER IDENTIFICATION NUMBER SHOWN ON THIS FORM IN MY CORRECT TAXPAYER IDENTIFICATION NUMBER, AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING WITHER AS A REUSLT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENS, OR THE IRS HAS NOTIFIES ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.



------------------------------------------------------------------------------
Signature of individual                          Date

------------------------------------------------------------------------------
Signature of joint owner                         Date

------------------------------------------------------------------------------
Signature of authorized officers, partners, trustees or others       Date


9.DEALER INFORMATION. (Please be sure to complete representative's first name and middle initial).

------------------------------------------------------------------------------
Dealer name

DEALER HEAD OFFICE

------------------------------------------------------------------------------
Address

------------------------------------------------------------------------------
City/State/Zip

------------------------------------------------------------------------------
Telephone number

REPRESENTATIVE'S BRANCH OFFICE

------------------------------------------------------------------------------
Address

------------------------------------------------------------------------------
City/State/Zip

------------------------------------------------------------------------------
Telephone number                           Rep's A.E. number


 (JEFFERSON FUNDS LOGO)

SUPPLEMENTAL APPLICATION

This supplemental application may be used to add special investment options described in the Prospectus.
It must be accompanied by a completed purchase application if an account has not been established.

Send completed application to: The Jefferson Fund Group Trust, c/o Mutual Fund Services
Mail address: P.O. Box 701, Milwaukee, WI 53201-0701
Overnight courier address: 615 East Michigan St., Milwaukee, WI 53202

1. ACCOUNT REGISTRATION ADDRESS.


------------------------------------------------------------------------------
Investor name                                   Social Security number

------------------------------------------------------------------------------
Account number (if existing account)            Daytime phone number (Area code)

------------------------------------------------------------------------------
Address                                          City/State/Zip

2. AUTOMATIC INVESTMENT PLAN. Please start my Automatic Investment Plan as described in the Prospectus beginning
(month) ----------------- (year) ------ . I hereby instruct Firstar Trust Company, Transfer Agent for The Jefferson Fund Group Trust, to automatically transfer $------------- (minimum $100) directly from my checking, NOW, or savings account named below on the ----------- day of each month or the first business day thereafter. I understand that I will be assessed a $20 fee if the automatic purchase cannot be made due to insufficient funds, stop payment, or for any other reason.


------------------------------------------------------------------------------
Name(s) on bank account

------------------------------------------------------------------------------
Bank name                                        Account number

------------------------------------------------------------------------------
Bank address                                    City/State/Zip

------------------------------------------------------------------------------
Signature of bank account owner                 Signature of joint owner

Your signed application must be received at least 15 business days prior to initial transaction. AN UNSIGNED VOIDED CHECK (FOR CHECKING ACCOUNTS) OR A SAVINGS ACCOUNT DEPOSIT SLIP IS REQUIRED WITH YOUR APPLICATION.


3. SYSTEMATIC WITHDRAWALS. A balance of at least $10,000 is required for this option.
I would like to withdraw from Jefferson Funds $------------- ($100 minimum) as follows:


[ ]I would like to have payments made to me on or about the -----th day of each month, OR
[ ]I would like to have payments made to me on or about the -----th day of the months that I have circled below:

Jan.  Feb.  Mar.  Apr.  May   June   July   Aug.   Sept.   Oct.   Nov.   Dec.

[ ]I would like to have my payments automatically deposited to my checking or savings account. I have attached a voided check or deposit slip. (A check will be mailed to the above Account registration address if this box is not checked)

4.TELEPHONE OPTIONS. You will automatically have certain telephone exchange and redemption privileges described below for yourself and your dealer representative, unless you decline such privileges below.

[ ]Telephone Redemption. The proceeds will be mailed to the address of record or deposited to your bank account.
$1,000 minimum/$50,000 maximum telephone redemption. (Complete bank account information below).

[ ]Fund Link Redemption*<F3>. Permits the liquidation of my shares with proceeds electronically sent to your bank account.
(Complete bank account information below).

[ ]Fund Link Purchase*<F3>. Permits the purchase of shares using your bank account to clear the transaction.
(Complete bank account information below).

[ ]I do not wish to allow telephone transactions on my accounts.


------------------------------------------------------------------------------
Name of bank account

------------------------------------------------------------------------------
Bank name                                        Account number

------------------------------------------------------------------------------
Bank address                                    City/State/Zip

*<F3>For Fund Link options, your signed application must be received at least 15 business days prior to initial transaction.
To assure proper crediting/debiting of your bank account, please attach a voided check or deposit slip.

5. SIGNATURES.  Please sign exactly as your name(s) appear(s) on your account.

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Signature                                                           Date

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Joint owner signature (if any)     Title (if officer, trustee, custodian, etc)

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Date

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Signature(s) guaranteed by

(A guarantee is required to add telephone options to existing accounts. Your signature should be guaranteed by your banker or broker-dealer. A notary public is not acceptable.)

(JEFFERSON FUNDS LOGO)

INDIVIDUAL RETIREMENT ACCOUNT (IRA) APPLICATION

Send completed application to: The Jefferson Fund Group Trust, c/o Firstar Trust Company
Mail address: P.O. Box 701, Milwaukee, WI 53201-0701
Overnight courier address: 615 East Michigan St., Milwaukee, WI 53202

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1. INVESTOR INFORMATION.

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Investor name                                   Daytime phone

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Address                                         City/State/Zip

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Social Security number                          Birth date

2. BENEFICIARY DESIGNATION (OPTIONAL). If no beneficiary is named, in the event of your death your IRA will be payable to your estate.

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Beneficiary name                                Relationship

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Address                                         City/State/Zip

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Social Security number                          Birth date

3. TYPE OF IRA. (Please select only one of the following account types)
[ ] Individual Retirement Account ($250 minimum)
[ ] Rollover IRA
[ ] SEP IRA
[ ] SIMPLE IRA (Must be accompanied by IRSforms 5305 SA and 5304 SIMPLE)
[ ] Roth IRA
[ ] Conversion Roth IRA (only available to individuals with single or joint
    Adjusted Gross Income of $100,000 or less).
    Year of Conversion -------- (Year in which traditional IRA was converted to a Roth IRA.)


4. INVESTMENT CHOICES. Total Investment $------------------
Fill in the amount or percentage of the total to be invested in each Fund (Minimum investment is $250 per fund.)
                                                Amount              Percentage
[ ] Jefferson Growth & Income Fund Class A      $-----------------  ---------%
[ ] Jefferson Growth & Income Fund Class B      $-----------------  ---------%
[ ] Jefferson REIT Fund Class A                 $-----------------  ---------%
[ ] Jefferson REIT Fund Class B                 $-----------------  ---------%
[ ] Jefferson Regional Bank Fund Class A        $-----------------  ---------%
[ ] Jefferson Regional Bank Fund Class B        $-----------------  ---------%
[ ] Firstar Money Market Fund Class A           $-----------------  ---------%
[ ] Firstar Money Market Fund Class B           $-----------------  ---------%


5. TYPE OF CONTRIBUTION. (Please select one of the following types of contributions)
[ ] Yearly Contribution for Tax Year -------- (If prior year, must be mailed on or before April 15th).
[ ] Transfer (assets are a direct transfer from previous custodian). Please attach transfer form.
[ ] Rollover assets (You had physical receipt of assets for less than 60 days) from previous IRA.
[ ] Direct Rollover of Assets from your employer sponsored plan (you did not have receipt of assets). Please indicate previous account type. (Direct rollovers not allowed into a Roth IRA.)

--- Corporate   --- Pension Plan   --- Profit Sharing Plan   --- 401(k)   ---
403(b)   --- Other (please specify)-----------------------
[ ] Rollover Roth (Rollover of Traditional IRA to Conversion Roth IRA).

6.SIGNATURES. I adopt the Jefferson Growth and Income Fund Individual Retirement Account and appoint Firstar Trust Company to perform custodial and other administrative services specified in the IRA Custodial Agreement. I have received and read the Prospectus for the Fund and have read and understood the IRA Custodial Agreement and Disclosure Statement. I certify under penalties of perjury that my Social Security number (above) is correct, and that I am of legal age. If I am opening this IRA with a distribution from an employer-sponsored retirement plan or another individual retirement account, I certify that the distribution qualifies as a rollover contribution. I understand that the fees relating to my IRA may be separately billed or collected by redeeming sufficient shares from my Fund account balance. I agree to provide the Internal Revenue Service with information as required. I further agree to follow all of the terms and conditions of the IRA Custodial Agreement.


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Signature                                                           Date
Appointment as custodian accepted:

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Firstar Trust Company                                               Date

7.DEALER INFORMATION. (Please be sure to complete representative's first name and middle initial).


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Dealer name

DEALER HEAD OFFICE

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Address

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City/State/Zip

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Telephone number

REPRESENTATIVE'S BRANCH OFFICE

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Address

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City/State/Zip

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Telephone number                             Rep's A.E. number

(JEFFERSON FUNDS LOGO)
EDUCATION IRA APPLICATION

Mail To:                               Overnight Express Mail To:
Jefferson Growth & Income Fund         Jefferson Growth & Income Fund
c/o Firstar Trust Company              c/o Firstar Trust Company
Mutual Fund Services                   Mutual Fund Services
P.O. Box 701                           615 E. Michigan St., 3rd Floor
Milwaukee, WI 53201-0701               Milwaukee, WI 53202-5207

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1. ACCOUNT HOLDER. (Beneficiary of Account)

-------------------------------------  -----  --------------------------------
FIRST NAME                              M.I.  LAST NAME

--------------------------------------------  --------------------------------
ADDRESS                                       CITY/STATE/ZIP

--------------------------------------------
PHONE NUMBER
--------------------------------------------  --------------------------------
SOCIAL SECURITY #                             BIRTHDATE (Mo/Dy/Yr)

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2. LEGALLY RESPONSIBLE PARTY. (If Account Holder is under age 18)

-------------------------------------  -----  --------------------------------
FIRST NAME                             M.I.   LAST NAME

--------------------------------------------  ---------------------------------
ADDRESS (IF DIFFERENT FROM ACCOUNT HOLDER)    CITY/STATE/ZIP

-------------------------------------------  ----------------------------------
DAYTIME PHONE NUMBER                          RELATIONSHIP

[ ] Check this box if the responsible party wishes to continue to control the account after the Account Holder attains age of majority in his/her state in accordance with the terms described in the optional portion of Article VI of the Educational Individual Retirement Custodial Account agreement.

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3. TYPE OF EDUCATION IRA. (Check one)
[ ] Education Individual Retirement Account (Minimum contribution $250. Maximum contribution $500 per account holder per year.)
   For Tax Year 19----.
[ ] Rollover Account. If Rollover Account, please specify the type of Rollover.
               [ ] Own Education IRA to Own Education IRA.
               [ ] Qualifying Family Member's Education IRA to Account Holder's
                    Education IRA.
[ ] Transfer Account -- Check this box if assets are a direct transfer from current Education IRA custodian (you will not have personal receipt of assets) and complete an Education IRA Transfer Form.

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4.YOUR INVESTMENT INSTRUCTIONS.
Fill in the amount to be invested in the Fund (Minimum investment per Fund
$250.)
($500 maximum investment per year.)
                                                Amount
[ ] Jefferson Growth & Income Fund Class A      $-----------------
[ ] Jefferson Growth & Income Fund Class B      $-----------------
[ ] Jefferson REIT Fund Class A                 $-----------------
[ ] Jefferson REIT Fund Class B                 $-----------------
[ ] Jefferson Regional Bank Fund Class A        $-----------------
[ ] Jefferson Regional Bank Fund Class B        $-----------------
[ ] Firstar Money Market Fund Class A           $-----------------
[ ] Firstar Money Market Fund Class B           $-----------------

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5.ACKNOWLEDGEMENT AND SIGNATURES.
I adopt the Jefferson Growth and Income Fund Education IRA and appoint Firstar Trust Company to act as custodian and perform administrative services. I have received and read the Prospectus for the Fund(s) in which my account will be invested, and have read and understand the IRA Custodial Agreement and Disclosure Statement. I certify under penalties of perjury that my Social Security Number (above) is correct. I understand that the Custodian will charge fees that are shown in the Disclosure Statement (or any update thereto) and they may be separately billed or collected by redeeming sufficient shares from my Fund(s) account balance. I will supply the Internal Revenue Service with information as to any taxable year as required unless filed by the Custodian.

If the Account Holder is not of legal age, I certify that I am the Legally Responsible Party for the Account Holder named above. I consent to all the terms and conditions of this Education IRA on behalf of the Account Holder (including the terms and conditions of the preceding paragraph), and I certify that I am authorized to take any and all actions with respect to the Account Holder's Education IRA, and that such actions shall be binding and nonvoidable.

I certify that if I am not a responsible individual with respect to the account holder, that I have obtained a responsible individual's consent to the terms of the aforegoing.

---------------------------------------------------------
DEPOSITOR/LEGALLY RESPONSIBLE INDIVIDUAL SIGNATURE

I have read, accept and incorporate the Custodial Agreement and Disclosure Statement herein, by reference. I appoint Firstar Trust Company or its successors, as Custodian of the account(s).

--------------------------------------------------   --------------------------
FIRSTAR TRUST COMPANY AUTHORIZED SIGNATURE                   DATE

Appointment as custodian accepted:
FIRSTAR TRUST COMPANY

(JEFFERSON FUNDS LOGO)

INDIVIDUAL RETIREMENT ACCOUNT (IRA) TRANSFER FORM

Use this form to transfer assets from an existing IRA to the Jefferson Growth and Income Fund. Please call 800-216-9785 if you have any questions.
Send completed application along with your IRA application or existing Jefferson Growth and Income Fund account number to: The Jefferson Fund Group Trust, c/o Firstar Trust Company.
Mail address: P.O. Box 701, Milwaukee, WI 53201-0701
Overnight courier address: 615 East Michigan St., Milwaukee, WI 53202

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1. INVESTOR INFORMATION.

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Investor name                                   Social Security number

------------------------------------------------------------------------------
Address                                         City/State/Zip

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Daytime phone                                   Evening phone

2. PLEASE TRANSFER MY IRA FROM.

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Name of current custodian (bank, mutual fund, etc.)

------------------------------------------------------------------------------
Address                                         City/State/Zip

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Acc't No. or Certificate of Deposit (CD)        Maturity date (if applicable)

If Certificate of Deposit, please transfer [ ] immediately     [ ] at maturity

3. PLEASE CHECK ONE: (If you are opening a new account, you will need to accompany this form with a completed IRA Application).

[ ] Open a new*<F1> Jefferson Growth & Income Fund.
   *<F1>If you are opening a new account, this form must be accompanied by a completed IRA Application

[ ] IRA
[ ] Rollover IRA
[ ] SEP-IRA
[ ] SIMPLE
[ ] Roth IRA
[ ] **<F2>Conversion Roth IRA
      Year Established --------- (Year in which traditional IRA was converted to a Roth IRA.)

**<F2>Only available to individuals with single or joint Adjusted Gross Income of $100,000 or less.

[ ] Invest in my existing Jefferson Growth & Income Fund.

                   Account #

[ ] IRA           ------------------
[ ] Rollover IRA  ------------------
[ ] SEP-IRA       ------------------
[ ] SIMPLE        ------------------
[ ] Roth IRA      ------------------
[ ] **<F2>Conversion Roth IRA -----------------------------


                                 Account #           Investment
                                 if applicable       Amount or       Percentage
[ ] Jefferson Growth
    & Income Fund Class A        ------------        $----------     ---------%
[ ] Jefferson Growth & Income
     Fund Class B                ------------        $----------     ---------%
[ ] Jefferson REIT Fund
     Class A                     ------------        $----------     ---------%
[ ] Jefferson REIT Fund
     Class B                     ------------        $----------     ---------%
[ ] Jefferson Regional
     Bank Fund
     Class A                     ------------        $----------     ---------%
[ ] Jefferson Regional
     Bank Fund
     Class B                     ------------        $----------     ---------%
[ ] Firstar Money Market
    Fund Class A                 ------------        $----------     ---------%
[ ] Firstar Money Market
    Fund Class B                 ------------        $----------     ---------%

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4. CONVERSION OF TRADITIONAL IRA TO ROTH IRA.
[ ] Check here if you are distributing assets from a traditional IRA with the intention of establishing a conversion Roth IRA.

5. SIGNATURES. (exactly as registered)

To current Custodian: Please consider this your authority to sell [ ] all of my assets or [ ] $-------- of my assets in the account identified in section 2 above and prepare a check to The Jefferson Growth and Income Fund. It is my intention to transfer these assets to the above-named fund, for which Firstar Trust Company acts as Custodian. I understand a check will be sent regular mail unless I inform you to send the proceeds via an alternative method. I certify that I have received and read the prospectus for the fund into which I am transferring my IRA. Thank you for your prompt handling.

------------------------------------------------------------------------------
Signature                                                           Date

------------------------------------------------------------------------------
Signature guarantee                                                 Date

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Signature(s) guaranteed by

(A guarantee is required to add telephone options to existing accounts. Your signature should be guaranteed by your banker or broker-dealer. A notary public is not acceptable.)

6. ACCEPTANCE. (This portion is to be completed by Firstar Trust Company, Trustee/Custodian for the Jefferson Growth and Income fund).

Please be advised that Firstar Trust Company has been appointed to serve as successor custodian of this IRA. Please send the check or Federal Wire representing the liquidation of the investments indicated above along with a copy of this form to identify the check as a transfer of assets to: The Jefferson Fund Group Trust, c/o Firstar Trust Company.
Mail address: P.O. Box 701, Milwaukee, WI 53201-0701
Overnight courier address: 615 East Michigan St., Milwaukee, WI 53202


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Accepted by




     This Prospectus does not set forth all of the information included in the Registration Statement and Exhibits thereto which the Trust has filed with the Securities and Exchange Commission. A Statement of Additional Information (the "SAI"), dated February 28, 1999, contains additional information about the Funds. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains a Web site ("http://www.sec.gov") that contains the SAI. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call
     (800) SEC-0330). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.
     You should include the Trust's Registration Number when making your request. The Registration Number is 811-8958.

     Additional information about a Fund's investments is available in that Fund's annual and semi-annual reports to shareholders. In a Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected that Fund's performance during the last fiscal year.

     Copies of the Statement of Additional Information and a Fund's annual and semi-annual reports will be provided promptly without charge upon written or telephone request. Written requests should be made by writing to: The Jefferson Fund Group Trust, c/o Firstar Mutual Fund Services, LLC, Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (for overnight and express mail, to: The Jefferson Fund Group Trust, c/o Firstar Mutual Fund Services, LLC, Mutual Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202), and telephone requests should be made by calling (800) 216-9785. You should use the same address and telephone number for general information requests and questions about individual accounts.

                         THE JEFFERSON FUND GROUP TRUST

                      STATEMENT OF ADDITIONAL INFORMATION
                       FOR THE FOLLOWING JEFFERSON FUNDS:

                        JEFFERSON GROWTH AND INCOME FUND
                          JEFFERSON REGIONAL BANK FUND
                              JEFFERSON REIT FUND

                             DATED FEBRUARY 28, 1999

     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of The Jefferson Fund Group Trust's Jefferson Growth and Income Fund, Jefferson Regional Bank Fund and Jefferson REIT Fund, dated February 28, 1999. Requests for copies of the Prospectus should be made in writing to The Jefferson Fund Group Trust, c/o Firstar Mutual Fund Services, LLC, Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by calling (800) 216-9785.

     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated February 28, 1999, and, if given or made, such information or representations may not be relied upon as having been authorized by The Jefferson Fund Group Trust. This Statement of Additional Information does not constitute an offer to sell securities.

     The following financial statements are incorporated by reference to the Jefferson Growth and Income Fund Annual Report dated October 31, 1998 (File No. 811-8958), as filed with the Securities and Exchange Commission on January 8, 1999:

     The Jefferson Fund Group Trust

     Statement of Assets and Liabilities
     Schedule of Investments
     Statement of Operations
     Statement of Changes in Net Assets
     Financial Highlights
     Notes to the Financial Statements
     Report of Independent Accountants

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-216-9786.
                               TABLE OF CONTENTS

HISTORY OF THE JEFFERSON FUND GROUP TRUST......................2
DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS..........2
MANAGEMENT OF THE FUNDS.......................................15
SALES CHARGES.................................................20
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS....................22
EXCHANGE PRIVILEGE............................................22
INVESTMENT ADVISORY AND OTHER SERVICES........................24
BROKERAGE ALLOCATION AND OTHER PRACTICES......................30
CAPITAL STRUCTURE.............................................32
PURCHASE, REDEMPTION AND PRICING OF SHARES....................35
TAXATION OF THE FUNDS.........................................36
CALCULATION OF PERFORMANCE DATA...............................37

OTHER INFORMATION.............................................41


                   HISTORY OF THE JEFFERSON FUND GROUP TRUST

          The Jefferson Fund Group Trust (the "Trust") was organized as a business trust on January 20, 1995 under the laws of the state of Delaware.

             DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS CLASSIFICATION OF THE TRUST AND THE FUNDS

          The Trust is an open-end management investment company. The Trust currently issues three series of its securities: the Jefferson Growth and Income Fund, the Jefferson Regional Bank Fund, and the Jefferson REIT Fund (each a "Fund" and together, the "Funds"). The Growth and Income Fund and the Regional Bank Fund are diversified funds; that is, the law limits the proportion of those Funds' assets that may be invested in the securities of a single
issuer.   The REIT Fund is a non-diversified fund, that is, the law does not limit the proportion of the Fund's assets that may be invested in the securities of a single issuer.

INVESTMENT STRATEGIES AND RISKS

          The following is an expanded discussion of some of the investments which may be used by the Funds. The securities and actions described below are in addition to the securities and actions described in the Prospectus.

          Restricted Securities/Illiquid Securities/Unseasoned Companies. A Fund may invest a maximum of 10% of its net assets in restricted securities, other illiquid securities and in securities of unseasoned companies. Illiquid securities are securities which may not be disposed of in the ordinary course of business within seven days, including repurchase agreements maturing in more than seven days. Illiquid securities do not include securities subject to a seven day put option or readily convertible into saleable securities.
Securities of unseasoned companies are equity securities of companies having a record of less than three years of continuous operation.

         Restricted securities are securities that are restricted from being sold to the public without registration under the federal securities laws, and include securities subject to resale under Rule 144A under the Securities Act of 1933. Restricted securities may be sold only in privately negotiated transactions, in a registered public offering or pursuant to exemptions from federal registration requirements. Where registration is required, a Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, such Fund might obtain a less favorable price than prevailed when it decided to sell.

         Warrants. A Fund may invest up to 5% of its net assets in warrants or rights (valued at the lower of cost or market) which entitle the holder to buy equity securities at a specific price for a specified period of time, provided that no more than 2% of its net assets are invested in warrants not listed on the New York or American Stock Exchanges. A Fund may invest in warrants or rights acquired by the Fund as part of a unit or attached to securities at the time of purchase without limitation.

          Forward Commitments. A Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund either (i) holds, and maintains until the settlement date in a segregated account, cash or high grade debt obligations in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

          Repurchase Agreements. A Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers with respect to not more than 25% of its total assets (taken at current value), except that no such limit applies when a Fund is investing for temporary defensive purposes. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The investment adviser for a Fund will monitor the creditworthiness of the counterparties to repurchase agreements with that Fund.

          Securities Loans. A Fund may make secured loans of its portfolio securities amounting to no more than 25% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the investment adviser to a Fund to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash, U.S. Government securities or other high quality debt securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. A Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call such loans in order to sell the securities involved.

          Cash Reserves. A Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments and generally will not exceed 15% of total assets.

          When-Issued and Delayed Delivery Transactions. A Fund may enter into agreements with banks or broker-dealers for the purchase of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a when-issued or delayed delivery basis, it is required either: (i) to create a segregated account with the Fund's custodian and to maintain in that account cash, U.S. Government securities or other high grade debt obligations in an amount equal on a daily basis to the amount of the Fund's when-issued or delayed delivery commitments; or (ii) to enter into an offsetting forward sale of securities it owns equal in value to those purchased. A Fund will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed-delivery securities, a Fund will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

          Options Transactions. A Fund will not write options that are not "covered." A written call option is "covered" if a Fund owns the underlying security subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. A written put option is "covered" if a Fund maintains cash, Treasury bills or other high grade obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, and supply and demand interest rates.

          If the writer of an option wishes to terminate his obligations, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that a Fund will be able to effect a closing purchase or a closing sale transaction at any particular time.

          Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the exercise price thereof is secured by depositing cash or high grade obligations. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

          A Fund may write options in connection with buy-and-write transactions; that is, the Fund will purchase a security and then write a call option against that security. The exercise price of the call a Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between a Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price. In that event, a Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by a Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

          The extent to which the Fund will be able to write and purchase call and put options will also be restricted by the Fund's intention to qualify the Fund as a regulated investment company under the federal income tax law.

          OTC Options. A Fund will enter into over-the-counter ("OTC") options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. A Fund will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment.

         It is the present policy of the Funds not to enter into any OTC option transaction if, as a result, more than 10% of a Fund's net assets would be invested in OTC options purchased by the Fund and other illiquid investments.

          Limitations on the Use of Options Strategies. A Fund's ability to engage in the options strategies described above will depend on the availability of liquid markets in such instruments. Markets in certain options are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options. Therefore no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options transactions may be limited by tax considerations.

          Risk Factors in Options Transactions. The option writer has no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the security.

          An exchange-traded option may be closed out only on a national securities exchange (an "Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on the Exchange (or in that class or series of options) would cease to exist, although outstanding options on the Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          The Exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of the Advisor may be considered to be such a group. These position limits may restrict the Funds' ability to purchase or sell options on a particular security.

          Futures Transactions. The Funds may sell futures contracts, purchase put options on futures contracts and write call options on futures contracts for the purpose of hedging its portfolio. The Funds will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of a Fund's total assets.

          Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of commodity or financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the underlying commodity or financial instrument in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. An index futures contract is similar except that the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of a contract market.

          Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
Closing out of a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

          The purchase (that is, assuming a long position in) or sale (that is, assuming a short position in) of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

          A Fund may engage in transactions in futures contracts for the purpose of hedging against changes in the values of securities it owns or intends to acquire. A Fund may sell such futures contracts in anticipation of a decline in the value of its investments. The risk of such a decline can be reduced without employing futures as a hedge by selling long-term securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads. The sale of futures contracts provides an alternative means of hedging a Fund against a decline in the value of its investments in fixed-income securities. As such values decline, the value of a Fund's position in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's fixed-income securities which are being hedged. While a Fund will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the purchase and sale of fixed-income securities. Employing futures as a hedge may also permit the Fund to assume a defensive posture without reducing its yield on its investments.

          Call Options on Futures Contracts. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of a futures contract, a Fund may purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities or commodities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

          Put Options on Futures Contracts. The purchase of put options on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. A Fund may purchase put options on futures contracts to hedge the Fund's portfolio against the risk of rising interest rates or declines in stock market prices. A Fund may purchase put options on futures contracts in circumstances where it would sell futures contracts.

          A Fund may write a put option on a futures contract as a partial hedge against increasing prices of the assets which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of assets that the Fund intends to purchase.

          Index Futures. A securities index assigns relative values to the securities comprising the index. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

          The Funds will engage in transactions in index futures contracts only as a hedge against changes resulting from market conditions in the values of securities held in a Fund's portfolio or which a Fund intends to purchase. In connection with its purchase of index futures contracts, a Fund will deposit an amount of cash and cash equivalents, equal to the market value of the futures contracts, in a segregated account with its Custodian and/or in the margin account with a broker.

          Limitations on the Use of Options and Futures Portfolio Strategies. A Fund will not "over-hedge," that is the Fund will not make open short positions in futures contracts if, in the aggregate, the value of its open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures contracts.

          A Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in certain options and futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations and CFTC rules.

          Risk Factors in Futures Transactions. Investment by a Fund in futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

          Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted.

          Futures contracts may be used to hedge against a possible increase in the price of securities which a Fund anticipates purchasing, or options thereon. In such instances, it is possible that the market may instead decline. If a Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, a Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

          The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

          The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

          The successful use of transactions in futures and related options also depends on the ability of the investment adviser to a Fund to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or related option is held by a Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

FUNDAMENTAL INVESTMENT RESTRICTIONS

          Except as otherwise noted, each of the Funds have adopted the following investment restrictions as fundamental policies of such Fund. A fundamental policy may not be changed without the vote of a majority of outstanding voting securities of such Fund. "Majority" means he holders of the lesser of: (i) 67% of a Fund's shares present or represented at a shareholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of such Fund.

                    1. A Fund will not purchase securities on margin or participate in a joint-trading account.

                    2. A Fund will not borrow money or issue senior securities, except for temporary bank borrowings for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets and will not pledge any of its assets except to secure borrowings. A Fund will not purchase securities while it has any outstanding borrowings.

                    3. A Fund will not make short sales of securities or maintain a short position for the account of such Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

                    4. A Fund will not make investments for the purpose of exercising control or management of any company.

                    5. The Growth and Income Fund and the Regional Bank Fund will each limit their respective purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that such Fund will satisfy at all times the requirements of Section 5(b)(1) of the Investment Company Act of 1940 (i.e., that at least 75% of the value of that Fund's total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of such Fund and to not more than 10% of the outstanding voting securities of such issuer.)

                    6. Excluding U.S. Government securities (including securities issued or guaranteed by agencies and instrumentalities thereof), the Growth and Income Fund will not concentrate 25% or more of the value of its total assets, determined at the time an investment is made, in securities issued by companies engaged in the same industry.

                    7. A Fund will not acquire or retain any security issued by a company if (a) an officer or director of such company is an officer or trustee of the Trust or an officer, director or other affiliated person of its investment advisor; or (b) officers or trustees of the Trust or officers or directors of its investment adviser owning beneficially more than one-half of one percent of its securities together own beneficially more than five percent of its securities.

                    8. A Fund will not write (sell) or purchase options except that a Fund may (a) write covered call options or covered put options on securities that it is eligible to purchase (and on stock indices) and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase; provided that the premiums paid by such Fund on all outstanding options it has purchased do not exceed 5% of its total assets. A Fund may enter into closing sale transactions with respect to options it has purchased.

                    9. A Fund will not act as an underwriter or distributor of securities other than shares of such Fund.

                    10. A Fund will not purchase any interest in any oil, gas or any other mineral exploration or development lease or program.

                    11. A Fund will not purchase or sell real estate, real estate mortgage loans or real estate limited partnerships, except that the REIT Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the REIT Fund's ownership of real estate investment trusts, securities secured by real estate or interests thereon and securities of companies engaged in the real estate business.

                     12. The Fund will not purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and related options.

                    13. A Fund will not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of a Fund's portfolio securities with respect to not more than 25% of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

          It is contrary to the present policy of each Fund, although such policies may be changed by trustees of the Trust without approval of the shareholders of a Fund, to purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of a Fund or (b) securities of registered investment companies where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase a Fund would hold less than 3% of any class of securities, including voting securities, of any registered investment company and less than 5% of a Fund's assets, taken at current value, would be invested in securities of registered investment companies. All assets of a Fund invested in securities of registered investment companies will be included in the daily net assets of such Fund for purposes of calculating the monthly advisory fees payable to the Advisor. In such event, shareholders of such Fund will in effect pay two advisory fees on the assets invested in investment companies.

          All percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If violated, a Fund will immediately liquidate such investment so that no excess or deficiency remains.

          The phrase "shareholder approval," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or (2) 67% or more of the shares of a Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

PORTFOLIO TURNOVER

          The annual portfolio turnover rate indicates changes in a Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year, by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by a Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. High turnover (100% or more) in any year may result in the payment by a Fund from capital of above average amounts of brokerage commissions and could generate higher than normal short-term capital gains. Portfolio turnover almost always involves the payment by the Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. As a result of the investment policies of the Funds, under certain market conditions a Fund's portfolio turnover may be higher than those of many other investment companies. It is, however, impossible to predict portfolio turnover in future years.


                            MANAGEMENT OF THE FUNDS
                GENERAL INFORMATION REGARDING MANAGEMENT

          The Trustees are responsible for the general supervision of the Trust and the Funds. The day-to-day operations of the Trust are the responsibilities of the Trust's officers.

MANAGEMENT INFORMATION

          The name, address, principal occupations during the past five years and other information with respect to each of the trustees and officers of the Trust are as follows:


                            LAWRENCE KUJAWSKI*<F14>

      ADDRESS          AGE     POSITIONS(S) HELD   PRINCIPAL OCCUPATIONS DURING
                                 WITH THE TRUST          PAST FIVE YEARS
--------------------------------------------------------------------------------
839 N. Jefferson Street 58        President        Mr. Kujawski has acted as a
Milwaukee, WI 53202                Trustee         wholesaler of the Growth and
                                  Treasurer        Income Fund since 1995.  Mr.
                                                   Kujawski has acted as the
                                                   President of the Trust since
                                                   1996.  He is, and has been,
                                                   the President of Matrix
                                                   Venture Funds, Inc., a firm
                                                   specializing in the
                                                   valuation of closely held
                                                   securities, acquisitions,
                                                   venture capital financing
                                                   and consulting, since he
                                                   founded Matrix Venture
                                                   Funds, Inc. in 1982.


                            RICHARD IMPERIALE*<F14>

      ADDRESS          AGE     POSITIONS(S) HELD   PRINCIPAL OCCUPATIONS DURING
                                 WITH THE TRUST          PAST FIVE YEARS
--------------------------------------------------------------------------------
839 N. Jefferson Street 41        Chairman         Mr. Imperiale has been the
Milwaukee, WI 53202               Secretary        President of Uniplan, Inc.,
                                   Trustee         the investment advisor to
                                                   the Growth and Income Fund
                                                   and the REIT Fund, since he
                                                   founded Uniplan, Inc. in
                                                   1985.
                                   F.L. KIRBY

      ADDRESS          AGE     POSITIONS(S) HELD   PRINCIPAL OCCUPATIONS DURING
                                 WITH THE TRUST          PAST FIVE YEARS
--------------------------------------------------------------------------------
181 W. Madison Street   54         Trustee         Mr. Kirby is a senior vice
Chicago, IL 60602                                  president of Schroders, a
                                                   broker-dealer, a position he
                                                   has held since March 16,
                                                   1998.  From 1994 until March
                                                   1998, he was a Director, and
                                                   an Executive Committee
                                                   member of Rodman & Renshaw,
                                                   Inc., the Growth and Income
                                                   Fund's former distributor.
                                                   From 1993 through 1994, Mr.
                                                   Kirby was a senior vice
                                                   president at Oppenheimer &
                                                   Co., another broker-dealer.
                                                   From 1991 through 1993, he
                                                   was a senior vice president,
                                                   a director and an Executive
                                                   Committee member of Rodman &
                                                   Renshaw, Inc.

                                JOHN L. KOMIVES

      ADDRESS          AGE     POSITIONS(S) HELD   PRINCIPAL OCCUPATIONS DURING
                                 WITH THE TRUST          PAST FIVE YEARS
--------------------------------------------------------------------------------
101 S. Second Street    68         Trustee         Dr. Komives is the President
Milwaukee, WI  53204                               of Lakeshore Group Ltd., a
                                                   position he has held since
                                                   he founded the firm in 1975.
                                                   Dr. Komives is a member of
                                                   the board of directors of
                                                   the following firms, among
                                                   others:  F.W. Boelter Cos.,
                                                   Inc., Milwaukee, Wisconsin;
                                                   Eagle Technology, Inc.,
                                                   Mequon, Wisconsin;
                                                   Orthokinetics, Inc.,
                                                   Pewaukee, Wisconsin; Premier
                                                   Plastics, Inc., Waukesha,
                                                   Wisconsin; Renquist
                                                   Associates, Inc., Racine,
                                                   Wisconsin; World Venture
                                                   Management, Inc., Milwaukee,
                                                   Wisconsin; Zigman, Joseph &
                                                   Stephenson, Inc., Milwaukee,
                                                   Wisconsin.

                               J. MICHAEL BORDEN

      ADDRESS          AGE     POSITIONS(S) HELD   PRINCIPAL OCCUPATIONS DURING
                                 WITH THE TRUST          PAST FIVE YEARS
--------------------------------------------------------------------------------
2938 North Shore Drive  62         Trustee         Since 1988, Mr. Borden has
Delavan, WI 53115                                  been the president of Total
                                                   Quality Plastics, Inc., a
                                                   manufacturer of injection
                                                   molding, the president of
                                                   Rock Valley Trucking, and
                                                   the president of Freedom
                                                   Plastics, Inc.  Mr. Borden
                                                   has been the president and
                                                   chief executive officer of
                                                   Hufcor, Inc., a manufacturer
                                                   of movable walls and
                                                   accordion partitions, since
                                                   1978.  From 1980 through
                                                   1994, he was also a member
                                                   of the board of directors, a
                                                   member of the executive
                                                   committee, the chairman of
                                                   the finance and executive
                                                   committees and a vice
                                                   president of Catholic
                                                   Knights Insurance Society.

                                DENNIS J. LASSER

      ADDRESS          AGE     POSITIONS(S) HELD   PRINCIPAL OCCUPATIONS DURING
                                 WITH THE TRUST          PAST FIVE YEARS
--------------------------------------------------------------------------------
Binghampton, NY         47         Trustee         Mr. Lasser is an Associate
                                                   Professor of Finance, School
                                                   of Management, SUNY-
                                                   Binghamton, New York, a
                                                   position he has held since
                                                   1988.

                              JOHN A. HAWKE*<F14>

      ADDRESS          AGE     POSITIONS(S) HELD   PRINCIPAL OCCUPATIONS DURING
                                 WITH THE TRUST          PAST FIVE YEARS
--------------------------------------------------------------------------------

135 S. LaSalle Street   54         Trustee         Mr. Hawke is the
Chicago, Illinois 60603                            President of Howe Barnes
                                                   Investments, Inc., a broker-
                                                   dealer and an affiliate of
                                                   Marshall Capital, the
                                                   advisor to the Regional Bank
                                                   Fund, a position he has held
                                                   since February 1998.  From
                                                   March 1994 to February 1998,
                                                   Mr. Hawke was a Branch
                                                   Manager for EVEREN
                                                   Securities, Inc., a broker-
                                                   dealer.  From March 1989
                                                   until March 1994, he was a
                                                   Sales Manager for Lehman
                                                   Brothers, Inc.

     *<F14>Messrs. Kujawski, Imperiale and Hawke are trustees who are "interested persons" of the Funds as that term is defined in the Investment Company Act of 1940.

COMPENSATION

          Each Fund's standard method of compensating trustees is to pay each trustee who is not an officer of the Trust a fee from each Fund for each meeting of the trustees attended. Until October 1998, such fee was $250. Effective October, 1998, such fee was decreased to $100 per Fund per meeting. A Fund also may reimburse its trustees for travel expenses incurred in order to attend meetings of the trustees.

           For the fiscal year ended October 31, 1998, officers and trustees of the Trust received $3250 in the aggregate remuneration from the Growth & Income Fund as set forth more fully in the compensation table below. (Because the Regional Bank Fund and the REIT Fund are new series of the Trust, no compensation has been paid to the officers and trustees in connection with their service with those Funds.)

                               COMPENSATION TABLE
                  (FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998)

                                   Pension or
                                   Retirement
                    Aggregate   Benefits Accrued    Estimated         Total
                   Compensation    as Part of    Annual Benefits  Compensation
Name of Trustee   From the Trust Trust Expenses  Upon Retirement From the Trust
--------------------------------------------------------------------------------
Lawrence Kujawski        0               0              0                 0
Richard Imperiale        0               0              0                 0
John Hawke*<F15>         0               0              0                 0
John Komives          $750               0              0              $750
J. Michael Borden     $750               0              0              $750
Dennis Lasser        $1000               0              0             $1000
James Stanko**<F16>   $250               0              0              $250
F.L. Kirby***<F17>    $500               0              0              $500

Note: Officers of the Funds receive no compensation for their service as officers.


*<F15>    Mr.Hawke became an interested trustee of the Trust as of July 28,
          1998.
**<F16>   Mr. Stanko resigned as a trustee of the Trust as of July 28, 1998.
***<F17> Mr. Kirby was re-calssified as a non-interested trustee of the Trust as of July 28, 1998.

                                 SALES CHARGES

          As described in the Prospectus, Class A shares of a Fund are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. Class B shares of a Fund are subject to a contingent deferred sales charge ("CDSC"). The following example illustrates the operation of the CDSC: Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor's account for the Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from the Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the CDSC would be $100.

          As described in the Prospectus, the CDSC is waived on redemptions of Class B shares for certain classes of individuals or entities because: (i) a Fund's sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales load is not waived; (ii) waiver of the contingent deferred sales load with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations; and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

          Specifically, the CDSC applicable to Class B shares is currently waived for (i) any partial or complete redemption in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code of 1986, as amended (the "Code") from a qualified retirement plan, including a Keogh or IRA (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) in the case of an employer retirement plan, upon separation from service and attaining age 55; (ii) any partial or complete redemption in connection with a qualifying loan from an employer retirement plan; (iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA; (iv) any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA; (vi) redemptions by trustees, officers and employees of The Jefferson Fund Group Trust and by directors, officers and employees of the Distributor, Uniplan and Marshall Capital and their corporate affiliates; (vii) redemptions effected pursuant to a Fund's right to involuntarily redeem a shareholder's account if the aggregate net asset value of shares held in such shareholder's account is less than a minimum account size specified in this Prospectus; (viii) involuntary redemptions caused by operation of law; (ix) redemption of shares of a Fund that is combined with another fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction; (x) redemptions by a shareholder who is a participant making periodic purchases of not less than $100 through non- qualified savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases; (xi) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the administrator for which has an agreement with the Distributor with respect to such purchases; or (xii) certain periodic redemptions under a Systematic Withdrawal Plan from an account meeting certain minimum balance requirements, in amounts meeting certain maximums established from time to time by the Distributor. The Distributor may require documentation prior to waiver of the charge, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians certificates, etc.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

          No person is deemed to "control," as that term is defined in the Investment Company Act of 1940, the Trust or the Funds. No person other than those set forth in the table below owns of record or beneficially 5% or more of the outstanding securities of any class of the Growth and Income Fund. (No sale has yet been made of the securities issued by the Regional Bank Fund and the REIT Fund.)


               Name and Address Of                                               Percent of          Percent of
                 Beneficial Owner                   Number of Shares               Class             Total Fund
                ------------------                  ----------------             ----------         -----------
Firstar Trust Company - Custodian for                    81,115                     12.33%              10.12%
Sidney Shindell - IRA Rollover                       Class A Shares
929 N. Astor Street
Milwaukee, Wisconsin  53202-3454

Clarke & Co.                                             64,423                       9.8%               8.04%
235 West Schrock Rd.                                 Class A Shares
Westerville, Ohio  43081-2874

Firstar Trust Co. - Custodian for                        53,381                      8.12%               6.65%
Carlisle F. Meredith IRA                             Class A Shares
40344 Charleston Pike
Hamilton, Virginia  20158-3216

Officers and Trustees as a Group1<F18>                   48,727                      7.41%               6.08%
(7 persons)                                          Class A Shares

1<F18>    This includes shares held by Uniplan Inc., as well as shares held by Mr. Imperiale in his capacity as trustee of the
          Uniplan Inc. Profit Sharing Plan and by Mr. Imperiale, Mr. Kujawaki and Mr. Komives in their capacities as cutodians under the Uniform Transfer to Minors Act.

                               EXCHANGE PRIVILEGE

          As described in the Prospectus under the caption "Exchange Privilege," a shareholder may exchange shares of a Fund for shares of same class of any other Fund or for shares of the Firstar Money Market Fund at their current net asset values.

          With respect to Class B shares, the original purchase date(s) of shares exchanged will carry over to the investment in the new fund for purposes of calculating any contingent deferred sales charge. For example, if a shareholder invests in the Class B shares of a Fund and 6 months later exchanges those shares for shares of another fund, no sales charge would be imposed upon the exchange but the investment in the other fund would be subject to the 5% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund. In this regard, suppose an investor purchased 100 Class B shares on January 1, 1998 and exchanged those shares into the Money Market Fund on June 1, 1998. Suppose further that the shareholder exchanged those same shares back into the Fund on February 1, 1999. For purposes of calculating the CDSC holding period as of February 1, 1999, the shareholder can include both the eight months in which he was a shareholder of the Money Market Fund as well as the five months in which he was a shareholder of the Growth and Income Fund. Thus, if the shareholder sold the 100 Class B shares on February 2, 1999, he would pay the CDSC applicable to shareholders that have held their shares for more than one year.

          With respect to Class B shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions willbe exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. The Funds reserve the right to modify or discontinue the exchange privilege at any time. Orders for exchanges received after the close of regular trading on the Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.


                     INVESTMENT ADVISORY AND OTHER SERVICES

          Investment Advisers. As set forth in the Prospectus, the investment adviser to the Growth and Income Fund and the REIT Fund is Uniplan, Inc. ("Uniplan"), and the investment adviser for the Regional Bank Fund is Marshall Capital ("Marshall Capital"). Uniplan's address is 839 N. Jefferson Street, Milwaukee, Wisconsin 53202. Marshall Capital's address is 135 S. LaSalle Street, Chicago, Illinois 60603. (Each of Uniplan and Marshall Capital is sometimes referred to herein as an "Advisor"). Pursuant to investment advisory agreements between the Funds and their respective investment advisers (the "Advisory Agreements"), Uniplan and Marshall Capital furnish continuous investment advisory services and management to the Funds. Uniplan is controlled by Richard P. Imperiale, who owns 90% of its outstanding capital stock. Mr. Imperiale is also a trustee of the Fund. Marshall Capital is a wholly owned subsidiary of Howe Barnes Investments, Inc., a broker-dealer. John A. Hawke, the President of Marshall Capital and its affiliate, Howe Barnes, is also a trustee of the Trust.

          The Advisory Agreements will remain in effect as long as their continuance is specifically approved at least annually, by (i) the trustees of the Trust, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Funds, and (ii) by the vote of a majority of the trustees of the Trust who are not parties to the Advisory Agreement or interested persons of an Advisor, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the trustees of the Trust or by vote of a majority of a Fund's shareholders, on sixty days written notice to the relevant Advisor, and by the Advisor on the same notice to a Fund and that it shall be automatically terminated if it is assigned.

          Each Advisory Agreement provides that the Advisor shall not be liable to the relevant Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the relevant Advisor and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

          For their services connected to the Funds, Uniplan and Marshall Capital receive an annual fee of .60% on the first $500,000,000 of average net assets, .50% of the next $500,000,000 of average net assets and .40% of average net assets in excess of $1,000,000,000 of each Fund for which they act as
investment adviser.   In the most recent fiscal year, an aggregate fee of .60%
of average net assets was paid to Uniplan, as investment adviser for the Growth and Income Fund. All of the above fees are paid monthly. For the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996, the fees paid to Uniplan under the Advisory Agreement between Uniplan and the Growth and Income Fund were $51,704, $38,956 and $18,010, respectively.

          Principal Underwriter. Adviser Dealer Services, Inc., 6000 Memorial Drive, Dublin, Ohio 43017 (the "Distributor") is the principal underwriter of all Fund shares.

          Under the Underwriting Agreements between each Fund and the Distributor (the "Underwriting Agreement"), the Distributor is not obligated to sell any specific amount of shares of a Fund and will purchase shares for resale only against orders for shares. The Underwriting Agreements may be terminated with respect to a Fund or class of shares thereof at any time on 90 days' written notice without payment of any penalty either by the Distributor or by such Fund by vote of a majority of the outstanding voting securities of such Fund or that class, as the case may be, or by vote of a majority of the trustees of the Trust who are not interested persons of such Fund (as defined in the 1940
Act) and who have no direct or indirect financial interest in the Funds' distribution and servicing plans with Class A shares and Class B shares pursuant to Rule 12b-1 (the "Plans") or any agreement relating to the Plans (the "Independent Trustees").

          Services Provided by Uniplan and Marshall Capital. Uniplan and Marshall Capital, at their own expense and without reimbursement from the Funds, furnish office space and all necessary office facilities, equipment and executive personnel for making investment decisions for the Funds each manages and maintaining their organization. Uniplan and Marshall Capital also pay the salaries and fees of all officers and Trustees of the Funds each manages (except the fees paid to disinterested directors or Trustees who are affiliated with the distributor of Fund shares).

          Payment of Fund Expenses. The Fund will pay all of its expenses not assumed by the Adviser or the Distributor, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Funds will also pay the fees of Trustees who are not officers of the Trust, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

          Expense Reimbursements. Howe Barnes Investments, Inc. an affiliate of Marshall Capital, has agreed that in the event that Uniplan and Marshall Capital and the Distributor do not reimburse the Funds they either advise or distribute, as the case may be, for expenses in excess of 1.15% and 1.90% of average net assets of Class A Shares and Class B Shares, respectively, commencing July 28, 1998, it will voluntarily make such reimbursements. Such reimbursements to the Funds may be modified or discontinued at any time. From May 7, 1998 until July 28, 1998, such reimbursement obligation was the responsibility of Uniplan. From September 1, 1995 (commencement of operations for the Growth and Income Fund) until May 7, 1998, such reimbursement obligation was the responsibility of Rodman & Renshaw, Inc., who was the Growth and Income Fund's distributor for such periods. For the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996, total expenses of the Fund would have exceeded 1.15% and 1.90% of the average net assets of Class A Shares and Class B Shares, respectively.
As a result, the Fund was reimbursed, $137,763, $117,913, and $144,639, respectively, for the same periods.

          Distribution and Servicing. Shares of each Fund are continuously offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").

          Pursuant to the Distribution and Servicing Plans, in connection with the distribution of Class B shares of a Fund, the Distributor receives certain distribution fees from each Fund, and in connection with personal services rendered to Class A and Class B shareholders of each Fund and the maintenance of shareholder accounts, the Distributor receives certain servicing fees from that Fund. Each Fund pays the Distributor annual servicing fees of up to .25% of the Fund's average daily net assets attributable to Class A shares. Each Fund pays the Distributor annual distribution and servicing fees of up to .75% and .25%, respectively, of the Fund's average daily net assets attributable to Class B shares.

          As described in the Prospectus, the Distributor pays all or a portion of the distribution and servicing fees it receives from a Fund to participating and introducing brokers.

          Each Distribution and Servicing Plan may be terminated with respect to the class of shares of a Fund by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of that class.
Any change in either Plan that would materially increase the cost to the class of shares of the Fund requires approval by the affected class of shareholders of the Fund. The trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the trustees, including a majority of the Independent trustees, cast in person at a meeting called for the purpose. For so long as a Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Fund shall be committed to the discretion of such disinterested persons.

          The Underwriting Agreement and the Distribution and Servicing Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Independent Trustees; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that

          If the Underwriting Agreement or the Distribution and Servicing Plans are terminated (or not renewed) with respect to a Fund, they may continue in effect with respect to any class of the Fund as to which they have not been terminated (or have been renewed).

          The Trustees believe that the Distribution Plans provide benefits to the Fund. The Trustees believe that the Plans result in greater sales and/or fewer redemptions of Fund shares, although it is impossible to know for certain the level of shares and redemptions of Fund shares in the absence of the Plan or under an alternative distribution scheme. The effect on sales and/or redemptions is believed to benefit a Fund by reducing Fund expense ratios and/or by affording greater flexibility to Fund managers.

          The Advisors and the Distributor have entered into an agreement pursuant to which an Advisor may purchase certain receivables of the Distributor for the purpose of providing financing to the Distributor to enable the Distributor to pay certain distribution and other expenses related to the Distributor's role as the underwriter of a Fund's shares.

          Administrator. The administrator to the Funds is Firstar Mutual Fund Services, LLC (the "Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202. The administration agreements entered into between each Fund and the Administrator (the "Administration Agreement") will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the trustees of the Trust upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to a Fund.

           Under the Administration Agreement, the Administrator maintains the books, accounts and other documents required by the Investment Company Act of 1940, responds to shareholder inquiries, prepares each Fund's financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state "blue sky" authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Fund's financial and accounting records and generally assists in all aspects of the Funds' operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from each Fund a fee, paid monthly, based on the Fund's average net assets, plus certain out-of-pocket expenses.

          Under the Administration Agreement, the Administrator is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from its reckless disregard of its duties and obligations under the Administration Agreement. For its services, the Administrator is entitled to receive fees, payable monthly, based on the total annual rate of $20,000 in the event that the average net assets of a Fund is less than $10,000,000 and increasing by $4,000 for every $2,000,000 increase in average net assets of the Fund until the Fund reaches $20,000,000 in average net assets. At such time, the fee is .25% of the average net assets of the Fund; such fee decreases to .2% of the average net assets when average net assets reach $25,000,000 and decreases to .15% of the average net assets when average net assets reach $30,000,000. At such time as the average net assets reach $200,000,000, the fees are .06% on the first $200,000,000, .05% on the next $300,000,000 and .03% on all net assets exceeding $500,000,000. For the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996, the fees earned by the Administrator were $20,111, $21,286, and $36,538, respectively.


          Custodian. Firstar Bank Milwaukee, N.A. serves as custodian of the Fund's assets pursuant to a Custody Agreement with each Fund. Under the Custody Agreements, Firstar Bank Milwaukee, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to each Fund concerning the Fund's operations. Firstar Bank Milwaukee, N.A. does not exercise any supervisory function over the purchase and sale of securities. For its services as custodian, Firstar Bank Milwaukee, N.A. is entitled to receive a fee, payable quarterly, based on the annual rate of .02% of the market value of the securities owned by each Fund (subject to a minimum annual $3,000 fee). In addition, Firstar Bank Milwaukee, N.A., as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses. For the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996, the fees earned by the custodian were $6,341, $9,393 and $7,440, respectively.

          Transfer Agent and Dividend Disbursing Agent. Firstar Mutual Fund Services, LLC also serves as transfer agent and dividend disbursing agent for each Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Mutual Fund Services, LLC has agreed to (i) issue and redeem shares of each Fund, (ii) make dividend and other distributions to shareholders of each Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to each Fund. For its transfer agency and dividend disbursing services, Firstar Mutual Fund Services, LLC is entitled to receive fees based on the average net assets in each Fund (subject to a minimum annual fee of $15,000). Also, Firstar Mutual Fund Services, LLC is entitled to certain other transaction charges and reimbursement for expenses. For the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996, the fees earned under the Shareholder Servicing Agreement were $28,662, $28,904 and $35,605, respectively.

          In addition each Fund has entered into a Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC pursuant to which Firstar Mutual Fund Services, LLC has agreed to maintain the financial accounts and records of each Fund and provide other accounting services to each Fund. For its accounting services, Firstar Mutual Fund Services, LLC is entitled to receive fees, payable monthly, based on the total annual rate of $22,000 for the first $20,000,000 in average net assets of a Fund; .17% of average net assets when a Fund exceeds $20,000,000 but is less than $25,000,000; .12% of average net assets when a Fund exceeds $25,000,000 but is less than $30,000,000; and when a Fund exceeds $30,000,000, the fees are $27,500 for the first $40,0000,000 in average net assets of a Fund, .01% on the next $200,000,000 of average net assets of a Fund and .005% on all net assets exceeding $240,000,000. Firstar Mutual Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses. For the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996, the fees earned under the Fund Accounting Servicing Agreement were $23,979, $26,255 and $26,799, respectively.

          Independent Accountants. KPMG LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, currently serves as the independent accountants for the Funds.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

          Pursuant to their agreements with the Funds, the Advisers are permitted to select the brokers or dealers that will execute the purchases and sales of each Fund's portfolio securities. In placing purchase and sale orders for a Fund, it is the policy of the Advisers to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided.

          In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Advisers evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Advisers feel that better prices are available from non-principal market makers who are paid commissions directly.

          The Advisers may allocate portfolio brokerage on the basis of whether the broker has sold or is currently selling Shares of a Fund and may also allocate portfolio brokerage to the Distributor or Howe Barnes Investments, Inc., but, in each case, only if the Adviser reasonably believes the commissions and transaction quality are comparable to that available from other qualified brokers. Under the Investment Company Act of 1940, the Distributor is prohibited from dealing with a Fund as a principal in the purchase and sale of securities. Since transactions in the over-the-counter securities market generally involve transactions with dealers acting as principal for their own account, the Distributor may not serve as a Fund's dealer in connection with such transactions. All allocations of portfolio brokerage to the Distributor, if any, will be conducted in compliance with procedures adopted in accordance with Rule 17e-1 under the Investment Company Act of 1940. The Distributor, when acting as a broker for a Fund in any of its portfolio transactions executed on a securities exchange of which the Distributor is a member, will act in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

          In allocating brokerage business for a Fund, the Advisers also take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Advisers believe these services have substantial value, they are considered supplemental to the Advisers' own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Advisers may indirectly benefit from the availability of these services to the Advisor, and the Fund may indirectly benefit from services available to the Advisers as a result of transactions for other clients. The Advisory Agreements provide that the Advisers may cause a Fund to pay a broker which provides brokerage and research services to the Advisers a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Advisers determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Advisers' overall responsibilities with respect to a Fund and the other accounts as to which he exercises investment discretion.

          Pursuant to conditions set forth in rules of the Securities and Exchange Commission, a Fund may purchase securities from an underwriting syndicate of which the principal underwriter of such Fund or its affiliates are members (but not from the principal underwriter itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees, particularly those trustees who are not "interested persons" of the Fund. Investments by other clients of the Distributor and the Advisers may limit the ability of a Fund to purchase securities from such a syndicate.

          For the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996, respectively, the Growth and Income Fund paid brokerage commissions of $40,016 on total transactions of $12,539,334, $29,721 on total transactions of $8,839,795 and $21,288 on total transactions of $5,619,286. During the fiscal year ended October 31, 1998, Howe Barnes received $407. of the total commissions paid. During the fiscal years ended October 31, 1997 and October 31, 1996, $1,375 and $700, respectively, of the total brokerage commissions represent brokerage commissions paid to Rodman & Renshaw, Inc., the Fund's distributor during such periods. No brokerage commissions have been paid to the Fund's current Distributor. Some of the brokers to whom commissions were paid provided research services to Uniplan.

                               CAPITAL STRUCTURE

          Each Fund's authorized capital consists of an unlimited number of shares of beneficial interest. Each Fund's shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Trust's Trustees out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. Shares of the Funds are voted in the aggregate and not by series, except where class voting is required by the Investment Company Act of 1940 (e.g., change in investment policy or approval of an investment advisory agreement), where otherwise required by law, or where the matter to be acted upon does not affect any interest of the shareholders of a particular Fund, then only shares of the affected Fund are entitled to vote on that matter.

          All consideration received from the sale of Fund shares of any series, together with all income, earnings, profits and proceeds thereof, belongs to that series and is charged with the liabilities in respect of that series and of that series' share of the general liabilities of the Trust in the proportion that the total net assets of the series bear to the total net assets of all series. The net asset value of a share of any series is based on the assets belonging to that series less the liabilities charged to that series, and dividends can be paid on shares of any series only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of the Trust, the shareholders of each series would be entitled, out of the assets of the Trust available for distribution, to the assets belonging to that series.

          There are no conversion or sinking fund provisions applicable to Fund shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of Trustees. Consequently, the holders of more than 50% of the shares of all Funds voting for the election of Trustees for that Fund can elect all the Trustees, and in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any persons as Trustees. The Trust does not anticipate holding an annual meeting in any year in which the election of Trustees is not required to be acted on by shareholders under the Investment Company Act of 1940. The Trust's Trust Instrument contains provisions for the removal of Trustees by the shareholders.

          Fund shares are redeemable and are transferable. All shares issued and sold by the Funds will be fully paid and nonassessable. Fractional shares entitle the holder to the same rights as whole shares. Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the Fund's transfer agent and dividend disbursing agent.

          The Funds will not issue certificates evidencing shares purchased. Each shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

          Pursuant to the Trust Instrument, the Trustees may establish and designate one or more additional separate and distinct series of shares, each of which shall be authorized to issue an unlimited number of shares. In addition, the Trustees may, without obtaining any prior authorization or vote of shareholders, redesignate or reclassify any issued shares of any series. In the event that additional series are established, each share outstanding, regardless of series, would still entitle its holder to one vote. As a general matter, shares would continue to be voted in the aggregate and not by series, except where class voting would be required by the Investment Company Act of 1940 (e.g., change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of Fund shares of any series, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series' share of the general liabilities of the Fund in the proportion that the total net assets of the series bear to the total net assets of all series. The net asset value of a share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on shares of any series only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of the Fund, the shareholders of each series would be entitled, out of the assets of the Fund available for distribution, to the assets belonging to that series.

          The Trust's Trust Instrument contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Fund or the Trustees. The Trust Instrument provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

          The Trust Instrument further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Trust Instrument protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          Shareholder Meetings. It is contemplated that the Trust will not hold an annual meeting of shareholders in any year in which the election of trustees is not required to be acted on by shareholders under the Investment Company Act of 1940. The Trust's Trust Instrument and Bylaws also contain procedures for the removal of trustees by Fund shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders of the Funds, may, by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares of all the Funds, remove any trustee or trustees.

          Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Trust shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any trustee. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Trust's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.
If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

          Determination of Net Asset Value. As described in the Prospectus, the net asset value of the Fund will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The Trust expects the New York Stock Exchange to be open for trading Monday through Friday except New Year's Day, Martin Luther King Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the Trust expects that the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the Trust expects that the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The Funds' portfolio securities for which market quotations are readily available are valued at the most recent bid price. Notwithstanding the above sentence, certain of the Funds' holdings of debt securities are valued by a pricing service. The pricing service relies on one or more of the following factors: valuations obtained from recognized dealers, information on transactions for similar securities, general market information, and matrix comparisons of various characteristics of debt securities, such as quality, yield or maturity.

          Suspension of Sale of Fund Shares. Under certain circumstances the Funds may suspend the sale of their shares. Such circumstances are (1) during any period in which the NYSE is closed, (2) when trading on the New York Stock Exchange is restricted, (3) during an emergency which makes it impracticable for a Fund to dispose of its assets or to determine fairly the value of its net assets, and (4) during any other period permitted by the SEC for the protection of investors.

          Valuation. Orders received by the Distributor from dealers or brokers after the net asset value is determined that day will be valued as of the close of the next trading day even if the orders were received by the dealer or broker from its customer prior to such determination. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares.

          Securities traded on any national stock exchange or quoted on the Nasdaq National Market System will be valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the most recent bid price. Other portfolio securities will be valued at the most recent bid price, if market quotations are readily available. Certain of the Fund's holdings of debt securities are valued by a pricing service. Securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Trustees or pursuant to procedures adopted by the Trustees. Odd lot differentials and brokerage commissions will be excluded in calculating values.

          Signature Guarantee. When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). The Distributor reserves the right to reject any signature guarantee [purchase] to its written signature guarantee standards or procedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.

                             TAXATION OF THE FUNDS
          The Trust intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Sixty percent of any gain or loss realized by the Funds: (i) from net premiums from expired listed options and from closing purchase transactions; and (ii) with respect to listed options upon the exercise thereof, generally will constitute long-term capital gains or losses and the balance will be short-term gains or losses. Distributions of long-term capital gains, if designated as such by the Funds, are taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares. Dividends from a Fund's net investment income and distributions from a Fund's net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional Fund shares. The 70% dividends-received deduction for corporations will apply to such dividends and distributions, subject to proportionate reductions if the aggregate dividends received by a Fund from domestic corporations in any year are less than 100% of a Fund's gross income.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income. The Funds intend to make sufficient distributions of ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.

          If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

          Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution.
Furthermore, if the net asset value of a Fund's shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

          The Funds may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Funds with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                        CALCULATION OF PERFORMANCE DATA

          The Funds may provide from time to time in advertisements, reports to shareholders and other communications with shareholders its average annual compounded rate of return as well as its total return and cumulative total return. An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return and cumulative total return similarly reflect net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Fund for the stated period, assuming the reinvestment of all dividends and distributions and reflecting the effect of all recurring fees.

          The Funds may also advertise or communicate to shareholders the yield of the Funds. Under the rules of the Securities and Exchange Commission, such advertisements and communications must include yield quotation calculated according to the following formula:

               YIELD = 2 [( a-b + 1)6 - 1]
                            ---
                            cd

     Where:

     a   =     dividends and interest earned during the period
     b   =     expenses accrued for the period (net of reimbursements).
     c   =     the average daily number of shares outstanding during the period that were entitled to receive dividends
     d   =     the maximum offering price per share on the last day of the period.


          Total return figures are not annualized or compounded and represent the aggregate percentage of dollar value change over the period specified. Cumulative total return reflects a Fund's total return since inception. An investor's principal in a Fund and the Fund's return are not guaranteed and will fluctuate according to market conditions.

          The Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Value Line, Weisberger's Encyclopedia of Institutional Funds, Lipper Analytical Services, Inc., Morningstar, Inc., Money Manager Review, Money, Forbes, Kiplinger's Personal Finance, Institutional Investor, Business Week and Barron's magazines, The New York Times, The Wall Street Journal, Investor's Business Daily and other industry or financial publications. (Value Line, Lipper Analytical Services, Inc., Morningstar, Inc. and Money Manager Review are independent fund ranking services that rank mutual funds based upon total return performance.) The Fund may also compare its performance to the Dow Jones Industrial Average, NASDAQ Composite Index, NASDAQ Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index, the Consumer Price Index and other relevant indices and industry publications. The Funds may also compare the historical volatility if such indices during the same periods. (Volatility is a generally accepted barometer of market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole - the beta - or in absolute terms - the standard deviation.) Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

          Total Return with respect to a Fund's Class A and Class B shares is a measure of the change in value of an investment in a class of shares of the Fund over the period covered (in the case of Class A shares, giving effect to the maximum initial sales charge), which assumes any dividends or capital gains distributions are reinvested in that class of the Fund's shares immediately rather than paid to the investor in cash. The formula for Total Return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the class (deducting in the case of Class A shares of the maximum applicable initial sales charge) all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested;
(2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares in the class owned at the end of the period by the net asset value per share of the class on the last trading day of the period; (3) assuming redemption at the end of the period (deducting any applicable contingent deferred sales charge); and
(4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for the periods of less than one year. Specifically, the Total Return formula is as follows:

                                        n
                                P (1 + T)  = ERV
     Where:

              P     =    a hypothetical initial payment of $1,000
              T     =    average annual total return
              n     =    number of years
            ERV     =    ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the one, five, or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).

          The manner in which Total Return of Class A and Class B shares will be calculated for public use is described above.

          The total return for the one year ended October 31, 1998 was -7.01% and -7.64% for the Growth and Income Fund's Class A and Class B Shares, respectively. The total return for the one year ended October 31, 1997 was 15.56% and 14.68% for Class A and Class B Shares, respectively. The total return for the one year ended October 31, 1996 was 11.60% and 10.59% for Class A and Class B Shares respectively.

          Performance information is computed separately for each Fund's Class A and Class B shares. A Fund may from time to time include the Total Return of its Class A and Class B shares in advertisements or in information furnished to represent or prospective shareholders. The Fund may from time to time include in advertisements the total return of each class and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives.

          Information provided to any newspaper or similar listing of a Fund's net asset values and public offering prices will separately present the Class A and Class B shares.

         The Total Return of each class may also be used to compare the performance of a Fund's Class A and Class B shares against certain widely acknowledged standards or indices for stock and bond market performance against the cost of living (inflation) index, and against hypothetical results based on a fixed rate of return.

          The Standard & Poor's composite Index of 500 stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include approximately 385 industrial, 15 transportation, 45 utilities and 55 financial services concerns. The S&P 500 represents about 77% of the market value of all issues traded on the New York Stock Exchange.

          The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks have only one market maker or traded on exchanges are excluded.

          The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market by capitalization.

          From time to time, articles or reports about a Fund concerning performance, rankings and other characteristics of the Fund may appear in national publications and services including, but not limited to, the Wall Street Journal, Forbes, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature. References to articles regarding personnel of the Advisor who has portfolio management responsibility may also be used in the Fund's promotional literature.

          From time to time, the Fund may use, in its advertisements or information furnished to present or prospective shareholders, data concerning the performance and ranking of certain countries' stock markets, including performance and ranking data based on annualized returns over one, three, five and ten-year periods.

From time to time, the Fund may set forth in its advertisements and other materials information about the growth of a certain dollar amount invested in the Fund over a period of time.

                                     PART C

                               OTHER INFORMATION

Item 23.  EXHIBITS

   (a)(1)   Registrant's Certificate of Trust.*<F20>
   (a)(2)   Registrant's Trust Instrument.*<F20>
   (b)      Registrant's Bylaws. *<F20>
   (c)      None.
   (d)(1)   Investment Advisory Agreement with Uniplan, Inc. Relating to the
            Growth and   Income Fund. *<F20>
   (d)(2) Investment Advisory Agreement with Agreement with Uniplan, Inc. Relating to the REIT Fund.
   (d)(3)   Investment Advisory Agreement with Marshall Capital Management, Inc.
               Relating to the Regional Bank Fund.
   (e)(1) Underwriting Agreement with Adviser Dealer Services, Inc. Relating to the Growth and Income Fund.*<F20>
   (e)(2) Underwriting Agreement with Adviser Dealer Services, Inc. Relating to the Regional Bank Fund and the REIT Fund.**<F21>
   (f)      Form of Sales Agreement.*<F20>
   (g)      Custodian Agreement with Firstar Bank Milwaukee, N.A.**<F21>
   (h)(1)   Administration Agreement with Firstar Mutual Fund Services,
            LLC.**<F21>
   (h)(2)   Transfer Agent Agreement with Firstar Mutual Fund Services,
            LLC.**<F21>
   (h)(3) Accounting Services Agreement With Firstar Mutual Fund Services, LLC.**<F21>
   (i)      Opinion of Foley & Lardner, counsel for Registrant.**<F231>
   (j)      Consent of KPMG LLP.
   (k)      None.
   (l)      Subscription Agreement. *<F20>
   (m)(1)   Restated Distribution and Servicing Plan of Class A Shares.**<F21>
   (m)(2)   Restated Distribution and Servicing Plan of Class B Shares.**<F21>
   (n)(1)   Financial Data Schedule - Class A
   (n)(2)   Financial Data Schedule - Class B
   (o) Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi Class System.**<F21>
   (p) Powers of Attorney for Lawrence Kujawski, John Komives, Michael Borden, Dennis Lasser and James L. Stanko, Trustees of the Trust. (Previously filed as Exhibit 17 to Post-Effective Amendment No. 2 to Registrant's Form N-1A, on February 28, 1996, which is incorporated by reference thereto); Power of Attorney for F.L. Kirby, Trustee. (Previously filed as Exhibit 17.2 to Amendment No. 3 to Registrant's Form N-1A, on February 28, 1997, which is incorporated by reference thereto)

*<F20> Previously filed as an exhit to Post-Effective Amendment N0. 4 to Registrant's Registration Statement and is incorporated by reference thereto. Post-Effective Amendment No. 4 was filed on February 28, 1998.
**<F21> Previously filled as an exhibit to Post-Effective Amendment No. 5 to Registant's Registration Statment and is incorporated by refernce thereto. Post-Effective Amendment No. 5 was filled on December 1, 1998.


Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUNDS

          As of the date of this Registration Statement, no person is directly or indirectly controlled by or under common control with Registrant.

Item 25.  INDEMNIFICATION

          Pursuant to Chapter 38 of Title 12 of the Delaware Code, the Registrant's Trust Instrument, dated January 20, 1995, contains the following article, which is in full force and effect and has not been modified or cancelled:
                                   ARTICLE X
                                   ----------
                  LIMITATION OF LIABILITY AND INDEMNIFICATION
                  -------------------------------------------


          Section 10.1.  Limitation of Liability.  A Trustee, when acting in

          --------------------------------------
such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

          Section 10.2.  Indemnification.

          -------------------------------

          (a) Subject to the exceptions and limitations contained in Section 10.2(b) below:

               (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

               (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b)  No indemnification shall be provided hereunder to a Covered
     Person:
               (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

               (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

          (A)  by the court or other body approving the settlement;

          (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

          (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

          (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 10.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2.

          Section 10.3.  Shareholders.  In case any Shareholder or former
          ---------------------------
Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

          Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

          Uniplan, Inc. ("Uniplan") was organized as a Wisconsin corporation in 1985 and is registered as an investment adviser under the Investment Advisers Act of 1940. Uniplan does not manage any other mutual fund; however, Uniplan does manage various individual, profit-sharing, pension and institutional accounts.

          Set forth below are the substantial business engagements during the two last fiscal years of each director or officer of Uniplan.

NAME                          BUSINESS AND OTHER CONNECTIONS
------------------------------------------------------------

Richard Imperiale             President and Treasurer of Uniplan
                              Member of Board of Directors of Uniplan
Jeffrey DeCora                Vice President and Secretary of Uniplan


          Marshall Capital Management, Inc. ("Marshall Capital") was organized as an Illinois corporation in 1988 and is registered as an investment adviser under the Investment Advisers Act of 1940. Marshall Capital does not manage any other mutual fund; however, Marshall Capital does manage various individual, profit-sharing, pension and institutional accounts.

          Set forth below are the substantial business engagements during the two last fiscal years of each director or officer of Marshall Capital.


NAME                         BUSINESS AND OTHER CONNECTIONS
----                         ------------------------------
George Shelton               Chief Executive Officer President of Marshall
                             Capital and Chairman and Chief Executive Officer of Howe Barnes Investments, Inc.

Theodore Perkowski           Director of Marshall Capital

Mario Bernardi               Senior Vice President of Marshall Capital

David Lakowski               Chief Financial Officer


Item 27.  PRINCIPAL UNDERWRITERS

     a. Adviser Dealer Services, Inc. (the "Distributor") acts as the Registrant's principal underwriter.

     b. Information with respect to directors and officers of the Distributor is as follows:


Names and                          Positions and Offices with              Positions and Officers
Principal Addresses                Principal Underwriter                   with Registrant
-------------------------------------------------------------------------------------------------
Robert S. Meeder, Sr.(*)<F22>      President, Director                     None
Robert S. Meeder, Jr.(*)<F22>      Vice-President, Director                None
Phillip Voelker(*)<F22>            President, Director                     None
Joseph A. Zarr(*)<F22>             Vice President                          None
Donald F. Meeder(*)<F22>           Secretary                               None
Ronald C. Paul(*)<F22>             Treasurer                               None
James B. Craver
P.O. Box 811                       Asst. Secretary, Asst. Treasurer        None
Dover, MA  02030
Mark D. Maxwell(*)<F22>            Asst. Secretary                         None
     (*)<F22> 6000 Memorial Drive, Dublin, OH  43017

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

          The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant, Registrant's Custodian and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5) and (11) of Rule 31a-1(b) will be maintained by the Registrant; the documents required to be maintained by paragraphs (3) and (7) of Rule 31a-1(b) will be maintained by Registrant's Custodian; and all other records will be maintained by Registrant's Administrator.

Item 29.  MANAGEMENT SERVICES

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  UNDERTAKINGS

          Registrant undertakes to, if requested to do so by the holders of at least 10% of Registrant's outstanding shares, call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

          Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin on the 26th day of February 1999.

                           THE JEFFERSON FUND GROUP TRUST
                              (Registrant)

                                      By:  /s/ Lawrence Kujawski
                                          -----------------------

                                      Lawrence Kujawski
                                      President, Treasurer and Trustee

          Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Name                   Title                                Date
/s/ Lawrence Kujawski
Lawrence Kujawski      Principal Executive, Financial       February 26, 1999
                       and Accounting Officer, President,
                        Treasurer, and Trustee

/s/ Richard Imperiale  Chairman, Secretary and Trustee      February 26, 1999
Richard Imperiale

*<F23>
F.L. Kirby             Trustee                              February 26, 1999

*<F23>
John Komives           Trustee                              February 26, 1999

*<F23>
J. Michael Borden      Trustee                              February 26, 1999

*<F23>
Dennis Lasser          Trustee                              February 26, 1999

*<F23>
John A. Hawke          Trustee                              February 26, 1999


     *<F23> By Richard Imperiale, Attorney-in-fact


                                 EXHIBIT INDEX

Exhibit No.     Exhibit                                             Page No.
----------------------------------------------------------------------------

(a)(1)     Registrant's Certificate of Trust.*<F24>
(a)(2)     Registrant's Trust Instrument.* <F24>

(b)        Registrant's Bylaws.*<F24>

(c)        None.

(d)(1)     Investment Advisory Agreement with Uniplan, Inc.
            Relating to the Growth and Income Fund.*<F24>

(d)(2)     Investment Advisory Agreement with Agreement with
            Uniplan, Inc. Relating to the REIT Fund.
(d)(3)     Investment Advisory Agreement with Marshall
            Capital Management, Inc.

(e)(1)     Underwriting Agreement with Adviser Dealer Services, Inc.
            Relating to the Growth and Income Fund*<F24>

(e)(2)     Underwriting Agreement with Adviser Dealer Services, Inc.
            Relating to the Regional Bank Fund and the REIT Fund.*<F24>

(f)        Form of Sales Agreement.*<F24>

(g)        Custodian Agreement with Firstar Bank Milwaukee, N.A*<F24>

(h)(1)     Administration Agreement with Firstar Mutual
            Fund Services, LLC.*<F24>

(h)(2)     Transfer Agent Agreement with Firstar Mutual
            Fund Services, LLC.*<F24>

(h)(3)     Accounting Services Agreement With Firstar Mutual
            Fund Services, LLC.*<F24>

(i)        Opinion of Foley & Lardner, counsel for Registrant.*<F24>

(j)        Consent of KPMG LLP.

(k)        None.

(l)        Subscription Agreement.*<F24>


(m)(1)     Restated Distribution and Servicing Plan of Class A Shares.*<F24>

(m)(2)     Restated Distribution and Servicing Plan of Class B Shares*<F24>

(n)(1)     Financial Data Schedule - Class A

(n)(2)     Financial Data Schedule - Class B

(o)
           Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi Class System.*<F24>

(p)        Powers of Attorney for Lawrence Kujawski, John Komives,
            Michael Borden, Dennis Lasser, and F. L. Kirby,
            Trustees of the Trust.*<F24>




                *<F24>Incorporated by Reference